EXECUTION


                        RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of January, 2000, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and IMPAC FUNDING CORPORATION, a Delaware corporation (the "Servicer"), recites and provides as follows:

                                    RECITALS

         WHEREAS, Lehman Brothers Bank, F.S.B., a federal savings bank ("LBB") purchased certain Mortgage Loans identified on Schedule I hereto (the "Serviced Mortgage Loans") on a servicing-retained basis from the Servicer pursuant to the Seller's Purchase, Warranties and Servicing Agreement dated as of September 1, 1999 (the "Purchase, Warranties and Servicing Agreement"), between LBB and the Servicer.

         WHEREAS, LBB has conveyed the Serviced Mortgage Loans to Lehman Capital, and Lehman Capital has in turn conveyed the Serviced Mortgage Loans to Structured Asset Securities Corporation ("SASCO"), which has further conveyed the Serviced Mortgage Loans to U.S. Bank National Association, as trustee (the "Trustee") under a trust agreement dated as of January 1, 2000 (the "Trust Agreement"), among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

         WHEREAS, Lehman Capital desires that the Servicer service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the conditions set forth herein.

         WHEREAS, Aurora and any successor Master Servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Servicing Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto, shall have the meanings ascribed to such terms in the Purchase, Warranties and Servicing Agreement.

         2. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Purchase, Warranties and Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Purchase, Warranties and Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         3. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall, pursuant to the terms of the Trust Agreement, ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee pursuant to the Trust Agreement, shall have the same rights as the "Purchaser" (as defined in the Purchase, Warranties and Servicing Agreement) to enforce the obligations of the Servicer under the Purchase, Warranties and Servicing Agreement. In addition, all of the representations, warranties, covenants, agreements and indemnities made by the Servicer (or by any successor servicer) to the "Purchaser" under the Purchase, Warranties and Servicing Agreement are hereby deemed made to the Master Servicer as if the Master Servicer were the "Purchaser" and all such representations, warranties, covenants, agreements and indemnities shall inure to the benefit of the Master Servicer. Nothing contained herein is intended to result in the creation or assumption by the Master Servicer of any obligation of the "Purchaser" or any Person under the Purchase, Warranties and Servicing Agreement or any other agreement or instrument relating thereto except as specifically set forth herein. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as provided in
Article IX of the Purchase, Warranties and Servicing Agreement.

         4. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the certificates issued pursuant thereto.

         5. Notices. All notices and communications between or among the parties hereto shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         6. Governing Law. THIS SERVICING AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK,
NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         8. Reconstitution. Lehman Capital and the Servicer agree that this Agreement is a Reconstitution Agreement, and that the date hereof is the Reconstitution Date, each as defined in the Purchase, Warranties and Servicing Agreement.

         9. Notices and Remittances to the Master Servicer. All notices required to be delivered to the Purchaser or the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services Inc.
                  2530 South Parker Road
                  Suite 601
                  Aurora, Colorado 80014
                  Attention:  E. Todd Whittemore
                  Telephone No.:  (303) 632-3422
                  Telecopier No.:  (303) 632-3123

         All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

                  The Chase Manhattan Bank
                  New York, New York
                  ABA #: 021-000-021
                  Account Name:  Aurora Loan Services Inc., Master Servicing
                         Payment Clearing Account
                  Account Number:  066-611059
                  Beneficiary:  Aurora Loan Services Inc.
                  For further credit to:  SASCO 2000-1

         10. Transfer of Sub-Servicing Rights. Lehman Capital hereby consents to and approves the sale and transfer of the sub-servicing rights to the Serviced Mortgage Loans to Countrywide Home Loans ("Countrywide"), pursuant to Section
8.04 of the Purchase, Warranties and Servicing Agreement. The sale and transfer of such sub-servicing rights to Countrywide shall be evidenced by the Consent of Purchaser to Sale and Transfer of Servicing Rights substantially in the form of Exhibit B hereto. However, under no circumstances does the sale and transfer of such sub-servicing rights eliminate, transfer or assign the Servicer's duties and responsibilities as Servicer under the Purchase, Warranties and Servicing Agreement.





         Executed as of the day and year first above written.

                                  LEHMAN CAPITAL, A DIVISION OF
                                        LEHMAN BROTHERS HOLDINGS INC.



                                  By: /s/ Joseph J. Kelly
                                      ----------------------------------------
                                        Name:  Joseph J. Kelly
                                        Title:  Vice President


                                  IMPAC FUNDING CORPORATION



                                  By: /s/ Richard J. Johnson
                                      ----------------------------------------
                                        Name:  Richard J. Johnson
                                        Title:  Executive Vice President, CFO





                                   EXHIBIT A

       Modifications to the Purchase, Warranties and Servicing Agreement


1. The definition of "Custodial Account" in Article I is hereby amended by deleting the words "in trust for the Purchaser, Owner of Whole Loan Series" and substituting the following words: "in trust for Aurora Loan Services Inc., as master servicer for the SASCO 2000-1 Trust."

2. The definition of "Escrow Account" in Article I is hereby amended by deleting the words "in trust for the Purchaser, Owner of Whole Loan Series FRM, and various Mortgagors" and substituting the following words: "in trust for Aurora Loan Services Inc., as master servicer for the SASCO 2000-1 Trust."

3. The words "but in no event shall such period exceed three years after title has been taken to such REO Property" are added at the end of the first sentence of the fourth paragraph of Section 4.13.

4. Section 5.02 is hereby amended by deleting the words "Remittance Date" in the first line of such Section, and substituting the following: "tenth Business Day of each month"






                                   EXHIBIT B


                              CONSENT OF PURCHASER
                    TO SALE AND TRANSFER OF SERVICING RIGHTS

                           Impac Funding Corporation
                        Pursuant to Section 8.04 of the
             Seller's Purchase, Warranties, and Servicing Agreement



         Pursuant to Section 8.04 of the Seller's Purchase, Warranties, and Servicing Agreement dated as of September 1, 1999 (the "Agreement"), among Impac Funding Corporation, as Seller and Servicer (the "Seller"), and Lehman Brothers Bank, F.S.B., a federal savings bank, as Purchaser (the "Purchaser"), the Purchaser hereby consents to and approves the sale and transfer of the sub-servicing rights to the mortgage loans set forth on Exhibit I hereto (the "Transferred Mortgaged Loans") to Countrywide Home Loans ("Countrywide"). The sale and transfer of such sub-servicing rights as set forth in Exhibit I are in accordance with the Servicing Rights Purchase and Sale Agreement by and between Countrywide, as purchaser of the sub-servicing rights, and the Seller, as seller of the sub-servicing rights, dated as of January 1, 2000. However, under no circumstances does the sale and transfer of such sub-servicing rights eliminate, transfer or assign Impac Funding Corporation's duties and responsibilities as Seller and Servicer under the Agreement. Capitalized terms used and not defined in this Agreement shall have the meanings ascribed to such terms in the Agreement.


                                              LEHMAN BROTHERS BANK, F.S.B.,
                                                   as Purchaser



                                              By: /s/ Ted Meylor
                                                  -----------------------------
                                                   Name:  Ted Meylor
                                                   Title:  CEO

                           LEHMAN BROTHERS BANK, FSB
                                              Purchaser,


                           IMPAC FUNDING CORPORATION,
                                              Seller and Servicer




             SELLER'S PURCHASE, WARRANTIES AND SERVICING AGREEMENT
                         Dated as of September 1, 1999






                                Fixed Rate Loans





                               TABLE OF CONTENTS

ARTICLE I.......................................................................................................-2-
         Section 1.01  Defined Terms............................................................................-2-

ARTICLE II.....................................................................................................-13-
         Section 2.01      Agreement to Purchase...............................................................-13-
         Section 2.02      Purchase Price......................................................................-13-
         Section 2.03      Servicing of Mortgage Loans.........................................................-14-
         Section 2.04      Record Title and Possession of Mortgage Files; Maintenance of Servicing Files.......-14-
         Section 2.05      Books and Records...................................................................-14-
         Section 2.06      Transfer of Mortgage Loans..........................................................-15-
         Section 2.07      Delivery of Mortgage Loan Documents.................................................-16-
         Section 2.08      Quality Control Procedures..........................................................-17-

ARTICLE III....................................................................................................-18-
         Section 3.01      Representations and Warranties of the Seller........................................-18-
         Section 3.02      Representations and Warranties as to Individual Mortgage Loans......................-19-
         Section 3.03      Repurchase; Substitution............................................................-27-
         Section 3.04      Repurchase of Certain Mortgage Loans................................................-29-

ARTICLE IV.....................................................................................................-30-
         Section 4.01      Seller to Act as Servicer...........................................................-30-
         Section 4.02      Collection of Mortgage Loan Payments................................................-31-
         Section 4.03      Realization Upon Defaulted Mortgage Loans...........................................-31-
         Section 4.04      Establishment of Custodial Accounts; Deposits in Custodial Accounts.................-33-
         Section 4.05      Permitted Withdrawals From the Custodial Account....................................-34-
         Section 4.06      Establishment of Escrow Accounts; Deposits in Escrow Accounts.......................-35-
         Section 4.07      Permitted Withdrawals From Escrow Account...........................................-36-
         Section 4.08      Payment  of  Taxes,  Insurance  and  Other  Charges;  Maintenance
                              of  Primary  Mortgage Insurance Policies and CMAC PMI Policies;
                              Collections Thereunder...........................................................-37-
         Section 4.09      Transfer of Accounts................................................................-38-
         Section 4.10      Maintenance of Hazard Insurance.....................................................-38-
         Section 4.11      Maintenance of Mortgage Impairment Insurance Policy.................................-39-
         Section 4.12      Fidelity Bond, Errors and Omissions Insurance.......................................-39-
         Section 4.13      Title, Management and Disposition of REO Property...................................-40-
         Section 4.14      Notification of Maturity Date.......................................................-41-
         Section 4.15      Sub-Servicers.......................................................................-42-
         Section 4.16      Compliance With REMIC Provisions....................................................-42-

ARTICLE V......................................................................................................-44-
         Section 5.01      Distributions.......................................................................-44-
         Section 5.02      Statements to the Purchaser.........................................................-44-
         Section 5.03      Monthly Advances by the Seller......................................................-45-
         Section 5.04      Liquidation Reports.................................................................-46-

ARTICLE VI.....................................................................................................-47-
         Section 6.01      Assumption Agreements...............................................................-47-
         Section 6.02      Satisfaction of Mortgages and Release of Mortgage Files.............................-48-
         Section 6.03      Servicing Compensation..............................................................-49-
         Section 6.04      Annual Statement as to Compliance...................................................-49-
         Section 6.05      Annual Independent Certified Public Accountants' Servicing Report...................-49-
         Section 6.06      Purchaser's Right to Examine Seller Records.........................................-49-
         Section 6.07      Seller Shall Provide Information as Reasonably Required.............................-50-

ARTICLE VII....................................................................................................-51-
         Section 7.01      [Reserved]..........................................................................-51-
         Section 7.02      [Reserved]..........................................................................-51-

ARTICLE VIII...................................................................................................-52-
         Section 8.01      Indemnification; Third Party Claims.................................................-52-
         Section 8.02      Merger or Consolidation of the Seller...............................................-52-
         Section 8.03      Limitation on Liability of the Seller and Others....................................-53-
         Section 8.04      Seller Not to Assign or Resign......................................................-53-
         Section 8.05      No Transfer of Servicing............................................................-53-

ARTICLE IX.....................................................................................................-55-
         Section 9.01      Events of Default...................................................................-55-
         Section 9.02      Waiver of Defaults..................................................................-56-

ARTICLE X......................................................................................................-57-
         Section 10.01     Termination.........................................................................-57-

ARTICLE XI.....................................................................................................-58-
         Section 11.01     Reconstitution of Mortgage Loans ...................................................-58-

ARTICLE XII....................................................................................................-61-
         Section 12.01     Successor to the Seller.............................................................-61-
         Section 12.02     Expenses............................................................................-62-
         Section 12.03     Confidentiality.....................................................................-62-
         Section 12.04     Amendment...........................................................................-62-
         Section 12.05     Recordation of Agreement............................................................-62-
         Section 12.06     Governing Law.......................................................................-62-
         Section 12.07     Notices.............................................................................-63-
         Section 12.08     Severability of Provisions..........................................................-63-
         Section 12.09     Exhibits............................................................................-64-
         Section 12.10     General Interpretive Principles.....................................................-64-
         Section 12.11     Reproduction of Documents...........................................................-64-
         Section 12.12     Confidentiality of Information......................................................-65-
         Section 12.13     Recordation of Assignments of Mortgage..............................................-65-
         Section 12.14     Assignment by Purchaser.............................................................-65-
         Section 12.15     No Partnership......................................................................-65-
         Section 12.16     Execution: Successors and Assigns...................................................-66-
         Section 12.17     Entire Agreement....................................................................-66-
         Section 12.18      No Solicitation....................................................................-66-
         Section 12.19     Closing.............................................................................-66-
         Section 12.20     Non-Competition.....................................................................-67-







EXHIBITS

         A        Contents of Mortgage File
         B        Custodial Account Letter Agreement
         C        Escrow Account Letter Agreement
         D        Form of Assignment and Assumption
         E        Form of Trial Balance
         F        Mortgage Loan Schedule
         G        Underwriting Guidelines





         This Seller's Purchase, Warranties and Servicing Agreement, dated as of September 1, 1999 (the "Cut-off Date"), and is executed between LEHMAN BROTHERS BANK, FSB, as Purchaser (the "Purchaser"), and IMPAC FUNDING CORPORATION, as seller and servicer ("Seller").

                             W I T N E S S E T H :

         WHEREAS, the Purchaser has heretofore agreed to purchase from the Seller and the Seller has heretofore agreed to sell to the Purchaser certain Mortgage Loans with a Cut-off Date principal balance of approximately $51,837,031.07 (as specified on the Mortgage Loan Schedule attached hereto) on a servicing retained basis.

         WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule, which is annexed hereto as Exhibit F. The Mortgage Loans as described herein shall be delivered to the Seller on September 30, 1999 (the "Closing Date"); and

         WHEREAS, the Purchaser and the Seller wish to prescribe the representations and warranties of the Seller with respect to itself and the Mortgage Loans and the management, servicing, transfer and control of the Mortgage Loans;

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Seller agree as follows:






                                   ARTICLE I

                                  DEFINITIONS

         Section 1.01  Defined Terms.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meaning specified in this Article:

         Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

         Agency:  Either Fannie Mae, Freddie Mac or GNMA.

         Agency Transfer: The sale or transfer by Purchaser of some or all of the Mortgage Loans to Fannie Mae under its Cash Purchase Program or its MBS Swap Program (Special Servicing Option) or to Freddie Mac under its Freddie Mac Cash Program or Gold PC Program, retaining the Seller as servicer thereunder.

         Agreement: This Seller's Purchase, Warranties and Servicing Agreement including all exhibits hereto, amendments hereof and supplements hereto.

         ALTA:  The American Land Title Association or any successor thereto.

         Appraised Value: With respect to any Mortgaged Property, the lesser of
(i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan.

         Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan.

         Assignment and Assumption: An assignment and conveyance, in the form of Exhibit D hereto, executed by the Purchaser and a subsequent transferee of the Mortgage Loans pursuant to Section 2.06 hereof.

         BIF:  The Bank Insurance Fund, or any successor thereto.





         Business Day: Any day other than: (i) a Saturday or Sunday, or (ii) a legal holiday in the State of New York, or (iii) a day on which banks in the States of New York, Illinois or Kentucky are authorized or obligated by law or executive order to be closed.

         Closing Date: On the Closing Date, the Purchaser shall purchase from the Seller the Mortgage Loans listed on the Mortgage Loan Schedule. The Closing Date shall be September 30, 1999, or such other date as mutually agreed upon.

         CMAC: Radian Guaranty, Inc., f/k/a Commonwealth Mortgage Assurance Corporation, or its successor in interest.

         CMAC PMI Policies: The modified primary mortgage insurance policies issued with respect to certain of the Mortgage Loans by CMAC. The rights of the Mortgage Loans with respect to the CMAC PMI Policies are fully assignable and are hereby transferred to the Purchaser.

         Code: The Internal Revenue Code of 1986, or any successor statute thereto.

         Commitment Letter: With respect to the Mortgage Loans, the letter dated as of September 18, 1999 and revised as of September 29, 1999, between the Purchaser and the Seller (including any exhibits, schedules and attachments thereto).

         Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

         Credit Score: The credit score for each Mortgage Loan shall be the minimum of two credit bureau scores obtained at origination or such other time by the Seller. If two credit bureau scores are obtained, the Credit Score will be the lower score. If three credit bureau scores are obtained, the Credit Score will be the middle of the three.

         Custodial Account: Each separate demand account or accounts created and maintained pursuant to Section 4.04 which shall be entitled "Impac Funding Corporation, as servicer, in trust for the Purchaser, Owner of Whole Loan Series shall be established in an Eligible Account, in the name of the Person that is the "Purchaser" with respect to the related Mortgage Loans.

         Custodian: U.S. Bank Trust, N.A., or any successor designated by Purchaser.

         Cut-off Date:  September 1, 1999.

         Determination Date: The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Remittance Date.






         Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

         Due Period: With respect to any Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of the Remittance Date.

         Eligible Account: An account established and maintained: (a) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by the Seller so that all funds deposited therein are fully insured, (b) with the corporate trust department of a financial institution assigned a long-term debt rating of not less than AA by Standard & Poor's Ratings Services and, if ownership of the Mortgage Loans is evidenced by mortgaged backed securities, the equivalent ratings of the rating agencies, and held such that the rights of the Purchaser and the owner of the Mortgage Loans shall be fully protected against the claims of any creditors of the Seller and of any creditors or depositors of the institution in which such account is maintained and (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account is established pursuant to clause (b) or (c) of the preceding sentence, the Seller shall provide the Purchaser with written notice on the Business Day following the date on which the applicable institution fails to meet the applicable ratings requirements.

         Eligible Institution: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agency; or (ii) with respect to any Custodial Account, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agencies.

         Equity Take-Out Refinanced Mortgage Loan: A Refinanced Mortgage Loan the proceeds of which were in excess of the outstanding principal balance of the existing mortgage loan.

         Escrow Account: Each separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled "Impac Funding Corporation, as servicer, in trust for the Purchaser, Owner of Whole Loan Series FRM , and various Mortgagors" and shall be established in an Eligible Account, in the name of the Person that is the "Purchaser" with respect to the related Mortgage Loans.

         Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

         Event of Default: Any one of the conditions or circumstances enumerated in Section 10.01.

         Fannie Mae:  Fannie Mae, or any successor thereto.





         Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide and all amendments or additions thereto.

         FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

         Fidelity Bond: A fidelity bond to be maintained by the Seller pursuant to Section 4.12.

         Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller pursuant to this Agreement), a determination made by the Seller that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Seller, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered.

         FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

         First Remittance Date: October 19, 1999, or if such day is not a Business Day, the first Business Day immediately preceding such date.

         Freddie Mac:  Freddie Mac, or any successor thereto.

         GNMA: Government National Mortgage Association, or any successor thereto.

         GAAP: Generally accepted accounting procedures, consistently applied.

         HUD: The United States Department of Housing and Urban Development or any successor.

         Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

         Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

         Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the original outstanding principal amount of the Mortgage Loan, to (i) the Appraised Value of the Mortgaged Property at origination with respect to a Refinanced Mortgage Loan, and (ii) the lesser of the Appraised Value of the Mortgaged Property at origination or the purchase price of the Mortgaged Property with respect to all other Mortgage Loans.

         Monthly Advance: The aggregate of the advances made by the Seller on any Remittance Date pursuant to Section 5.03.






         Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor under the related Mortgage Note.

         Mortgage: With respect to a Mortgage Loan, the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien upon a leasehold estate of the Mortgagor.

         Mortgage File: The mortgage documents pertaining to a particular Mortgage Loan which are specified in Exhibit A hereto and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as required by Section 4.11.

         Mortgage Interest Rate: The annual rate at which interest accrues on any Mortgage Loan in accordance with the provisions of the related Mortgage Note.

         Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased mortgage loans.

         Mortgage Loan Documents:  The documents listed in Exhibit A.

         Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate minus any amounts payable with respect to any related CMAC PMI Policy and minus the Servicing Fee Rate.

         Mortgage Loan Schedule: The schedule of Mortgage Loans annexed hereto as Exhibit F, such schedule setting forth the following information with respect to each Mortgage Loan:

         (1) the Seller's Mortgage Loan identifying number;

         (2) the Mortgagor's name;

         (3) the street address of the Mortgaged Property including the city, state and zip code;





         (4) a code indicating whether the Mortgaged Property is owner-occupied, an investment property or second home;

         (5) the type of residential property constituting the Mortgaged
Property;

         (6) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;

         (7) the Loan-to-Value Ratio at origination;

         (8) the Mortgage Interest Rate as of the Cut-off Date;

         (9) the stated maturity date;

         (10) the amount of the Monthly Payment as of the Cut-off Date;

         (11) the original principal amount of the Mortgage Loan;

         (12) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

         (13) a code indicating the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take-out refinance);

         (14) a code indicating the documentation style (i.e. full, alternative or reduced);

         (15) the date on which the first payment is due;

         (16) a code indicating whether or not the Mortgage Loan is the subject of a Primary Mortgage Insurance Policy;

         (17) a code indicating the Credit Score of the borrower at the time of origination of the Mortgage Loan;

         (18) a code indicating the prepayment penalty term for each Mortgage Loan;

         (19) the next Due Date of the Mortgage Loan;

         (20) debt to income ratios, if applicable;

         (21) combined monthly income, if applicable;





         (22) combined housing expense, if applicable.

         Setting forth in the aggregate, the following information with respect to the Mortgage Loans, as of the Cut-off Date:

         (1) the number of Mortgage Loans;

         (2) the current aggregate outstanding principal balance of the Mortgage Loans;

         (3) the weighted average Mortgage Interest Rate of the Mortgage Loans as of the Cut-off Date;

         (4) the weighted average maturity of the Mortgage Loans;

         Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

         Mortgaged Property: With respect to a Mortgage Loan, the underlying real property securing repayment of a Mortgage Note, consisting of a single parcel of real estate considered to be real estate under the laws of the State in which such real property is located, which may include condominium units and planned unit developments, improved by a residential dwelling; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, a leasehold estate of the Mortgagor, the term of which is equal to or longer than the term of the Mortgage.

         Mortgagor:  The obligor on a Mortgage Note.

         Nonrecoverable Advance: Any Monthly Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Seller, will not, or, in the case of a proposed Monthly Advance or Servicing Advance, would not be, ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

         Officers' Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller, and delivered to the Purchaser as required by this Agreement.

         Opinion of Counsel: A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Purchaser.






         Originator: Means, with respect to any Mortgage Loan, the entity(ies) that (i) took the Mortgagor's loan application, (ii) processed the Mortgagor's loan application, and (iii) closed and/or funded the Mortgagor's Mortgage Loan.

         OTS:  Office of Thrift Supervision, its successors and assigns.

         Pass-Through Transfer: The sale or transfer of some or all of the Mortgage Loans to a trust to be formed as part of a publicly-issued and/or privately placed, rated or unrated, mortgage pass-through transaction, retaining the Servicer as "servicer" (with or without a master servicer) thereunder.

         Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Primary Mortgage Insurance Policy: Each primary policy of mortgage insurance represented to be in effect pursuant to Section 3.02 (cc), or any replacement policy therefor obtained by the Seller pursuant to Section 4.08.

         Prime Rate: The prime rate announced to be in effect from time to time as published as the average rate in the Wall Street Journal (Northeast Edition).

         Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan full or partial which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Purchase Price: As defined in Section 2.02.

         Purchaser: Lehman Brothers Bank, FSB, its successors in interest and assigns.

         Qualified Appraiser: An appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

         Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, approved as an insurer by Fannie Mae and Freddie Mac.






         Rating Agencies: Standard & Poor's Ratings Services, Moody's Investors Service or, in the event that some or all ownership of the Mortgage Loans is evidenced by mortgage-backed securities, the nationally recognized rating agencies issuing ratings with respect to such securities, if any.

         Reconstitution Agreement: Any agreement or agreements entered into by the Seller and the Purchaser, with or without any third Persons, on any Reconstitution Date with respect to a Whole Loan Transfer, Pass-Through Transfer or Agency Transfer of one or more of the Mortgage Loans serviced hereunder.

         Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Whole Loan Transfer, Pass-Through Transfer or Agency Transfer pursuant to Section 11 hereof.

         Refinanced Mortgage Loan: A Mortgage Loan which was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

         REMIC: A "real estate mortgage investment conduit," as such term is defined in the Internal Revenue Code.

         Remittance Date: The 19th day of any month, beginning with the First Remittance Date, or if such 19th day is not a Business Day, the first Business Day immediately preceding such 19th day.

         REO Disposition: The final sale by the Seller of any REO Property.

         REO Disposition Proceeds: Amounts received by the Seller in connection with a related REO Disposition.

         REO Property: A Mortgaged Property acquired by the Seller on behalf of the Purchaser as described in Section 4.13.

         Repurchase Price: With respect to any Mortgage Loan, a price equal to
(i) the outstanding principal balance of the Mortgage Loan, plus (ii) interest on such outstanding principal balance at the Mortgage Loan Remittance Rate from the last date through which interest has been paid and distributed to the Purchaser to the date of repurchase, plus, (iii) all other unreimbursed advances and third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased; less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase.

         SAIF: The Savings Association Insurance Fund, or any successor thereto.






         Seller's Officer's Certificate: A certificate signed by the Chairman of the Board, President, any Vice President or Treasurer of Seller stating the date by which Seller expects to receive any missing documents sent for recording from the applicable recording office.

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Seller of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Seller specifies the Mortgage Loan(s) to which such expenses relate, and provided further that any such enforcement, administrative or judicial proceeding does not arise out of a breach of any representation, warranty or covenant of the Seller hereunder), (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in full or partial satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage, (e) any expenses reasonably sustained by the Seller, as servicer, with respect to the liquidation of the Mortgaged Property in accordance with the terms of this Agreement and (f) compliance with the obligations under Section 4.08.

         Servicing Fee: With respect to each Mortgage Loan, the amount of the fee the Purchaser shall pay to the Seller for servicing the Mortgage Loans in accordance with the terms of this Agreement, which shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the unpaid principal balance of the Mortgage Loan. Such fee shall be payable monthly in arrears (a pro rata Servicing Fee shall be paid for any partial month).

         Servicing Fee Rate: The per annum rate at which the Servicing Fee accrues, which rate shall be equal to 0.28% per annum.

         Servicing File: With respect to each Mortgage Loan, the file retained by the Seller consisting of originals of all documents in the Mortgage File which are not delivered to the Purchaser and copies of the Mortgage Loan Documents listed in Exhibit A, the originals of which are delivered to the Purchaser or its designee pursuant to Section 2.04.

         Servicing Officer: Any officer of the Seller involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Seller to the Purchaser upon request, as such list may from time to time be amended.






         Stated Principal Balance: As to each Mortgage Loan as of any date of determination, (i) the principal balance of such Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

         Sub-Servicer: Any mortgage loan servicing institution other than the Seller which is responsible for the servicing and administration of any Mortgage Loan or any successor appointed pursuant to any Sub-Servicing Agreement.

         Sub-Servicing Agreement: Each agreement providing for the servicing of any of the Mortgage Loans by a Sub-Servicer.

         Underwriting Guidelines: The underwriting standards of the Seller in effect on the date of origination of the Mortgage Loans, a copy of which is attached hereto as Exhibit G.

         Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to a third party, which sale or transfer is not a Pass-Through Transfer or an Agency Transfer.







                                   ARTICLE II

          SERVICING OF MORTGAGE LOANS; RECORD TITLE AND POSSESSION OF
            MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT;
                      DELIVERY OF MORTGAGE LOAN DOCUMENTS

         Section 2.01      Agreement to Purchase.

         The Seller agrees to sell and the Purchaser agrees to purchase the Mortgage Loans, having an aggregate principal balance on the Cut-off Date in an amount set forth in the Commitment Letter, or in such other amount as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on the Closing Date.

         Section 2.02      Purchase Price.

         The Purchase Price for each Mortgage Loan shall be the percentage of par as stated in the Commitment Letter (subject to adjustment as provided therein), multiplied by the Stated Principal Balance as of the Cut-off Date.

         In addition to the Purchase Price as described above, the Purchaser shall pay to the Seller, at closing, accrued interest up to, but not including, the Closing Date on the current principal amount of the Mortgage Loans as of the Cut-off Date at the Mortgage Loan Remittance Rate of the Mortgage Loans as of the Cut-off Date.

         The Purchase Price plus accrued interest as set forth in the preceding paragraph shall be paid on the Closing Date by wire transfer of immediately available funds.

         The Purchaser shall be entitled to (1) all scheduled principal due after the Cut-off Date, (2) all other recoveries of principal collected on or after the Cut-off Date (provided, however, that all scheduled payments of principal due on or before the Cut-off Date and collected by the Seller or any successor servicer after the Cut-off Date shall belong to the Seller), and (3) all payments of interest on the Mortgage Loans (minus that portion of any such payment which is allocable to the period prior to the Cut-off Date). The outstanding principal balance of each Mortgage Loan as of the Cut-off Date is determined after application of payments of principal due on or before the Cut-off Date whether or not collected, together with any unscheduled Principal Prepayments collected prior to the Cut-off Date; provided, however, that payments of scheduled principal and interest prepaid for a Due Date beyond the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date. Such prepaid amounts shall be the property of the Purchaser. The Seller shall deposit any such prepaid amounts into the Custodial Account, which account is established for the benefit of the Purchaser for subsequent remittance by the Seller to the Purchaser.






         If, subsequent to the Closing Date, the amount on which the Purchase Price with respect to a Mortgage Loan was based is found to be in error, or if, for any other reason, the Purchase Price or such other amounts are found to be in error, within ten (10) Business Days of the receipt of information sufficient to provide notice that payment is due the party benefitting from the error shall pay an amount sufficient to correct and reconcile the Purchase Price (plus interest thereon in the case of overpayment by Purchaser) or such other amounts and shall provide a reconciliation statement and such other documentation sufficient reasonably to satisfy the other party concerning the accuracy of such reconciliation.

         Section 2.03 Servicing of Mortgage Loans.

         The Mortgage Loans have been sold by the Seller to the Purchaser on a servicing retained basis.

         Simultaneously with the execution and delivery of this Agreement, the Seller does hereby agree to service the Mortgage Loans listed on the Mortgage Loan Schedule subject to the terms of this Agreement.

         Section 2.04 Record Title and Possession of Mortgage Files; Maintenance of Servicing Files.

         As of the Closing Date, the Seller sold, transferred, assigned, set over and conveyed to the Purchaser, without recourse, and the Seller hereby acknowledges that the Purchaser has, all the right, title and interest of the Seller in and to the Mortgage Loans. The delivery of the Mortgage Files was on the Closing Date at the expense of the Seller. The possession of each Servicing File by the Seller is at the will of the Purchaser, for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Seller is in a custodial capacity only. From the Closing Date, the ownership of each Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Mortgage File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, has been vested in the Purchaser. All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Seller shall be received and held by the Seller in trust for the benefit of the Purchaser as the owner of the Mortgage Loans. Any portion of the Mortgage Files retained by the Seller shall be appropriately identified in the Seller's computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser. The Seller shall release its custody of the contents of the Mortgage Files only in accordance with written instructions of the Purchaser, except when such release is required as incidental to the Seller's servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan or Loans with respect thereto pursuant to this Agreement, such written instructions shall not be required.

         Section 2.05 Books and Records.




         The sale of each Mortgage Loan has been reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller. The Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Seller's computer system to clearly reflect the ownership of the Mortgage Loan by the Purchaser. In particular, the Seller shall maintain in its possession, available for inspection by the Purchaser, or its designee and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, as applicable, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Seller and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Seller may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Seller complies with the requirements of the Fannie Mae Guides.

         The Seller shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations. The Servicing Files will be made available to the Purchaser (or its designee) for its review at one time, with respect to any further review, there will be a reasonable charge per file to be agreed upon by the Seller and the Purchaser.

         In addition to the foregoing, Seller shall provide to any supervisory agents or examiners that regulate Purchaser, including but not limited to, the OTS, the FDIC and other similar entities, access, during normal business hours, upon reasonable advance notice to Seller and without charge to Seller or such supervisory agents or examiners, to any documentation regarding the Mortgage Loans that may be required by any applicable regulator.

         Section 2.06 Transfer of Mortgage Loans.




         The Seller shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Seller shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Seller shall be under no obligation to deal with any person with respect to this Agreement or any Mortgage Loan unless a notice of the transfer of such Mortgage Loan has been delivered to the Seller in accordance with this Section 2.06 and the books and records of the Seller show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans, provided, however, that (i) the transferee will not be deemed to be a Purchaser hereunder binding upon the Seller unless such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the instrument of transfer and an Assignment and Assumption of this Agreement in the form of Exhibit D hereto executed by the transferee shall have been delivered to the Seller, and (ii) in no event shall there be more than four (4) Persons at any given time having the status of "Purchaser" hereunder. The Purchaser also shall advise the Seller of the transfer in writing. Upon receipt of notice of the transfer, the Seller shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee.

         Section 2.07 Delivery of Mortgage Loan Documents.

         The Seller shall deliver and release to the Purchaser (except for those records to be kept under Section 2.04 herein) or its designee the Mortgage Loan Documents. The documents enumerated as items (1), (2), (3), (4),
(5), (6), (7), (8), (9) and (16) in Exhibit A hereto shall be delivered by the Seller to the Purchaser or its designee no later than three (3) Business Days prior to the Closing Date pursuant to a bailee letter agreement. All other documents in Exhibit A hereto shall be retained by the Seller. If the Seller cannot deliver the original recorded Mortgage Loan Documents or the original policy of title insurance, including riders and endorsements thereto, on the Closing Date, the Seller shall, promptly upon receipt thereof and in any case not later than 180 days from the Closing Date, deliver such original documents, including original recorded documents, to the Purchaser or its designee (unless the Seller is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office). If delivery is not completed within 180 days of the Closing Date solely due to delays in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office, Seller shall deliver such document to Purchaser, or its designee, within such time period as specified in a Seller's Officer's Certificate. In the event that documents have not been received by the date specified in the Seller's Officer's Certificate, a subsequent Seller's Officer's Certificate shall be delivered by such date specified in the prior Seller's Officer's Certificate, stating a revised date for receipt of documentation. The procedure shall be repeated until the documents have been received and delivered. The Seller shall continue to use its best efforts to effect delivery within 300 days of the Closing Date.

         Seller shall provide a copy of the title insurance policy to Purchaser or its designee within ninety (90) days of the receipt of the recorded documents (required for issuance of such policy) from the applicable recording office.

         The Seller shall forward to the Purchaser, or its designee, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within one week of their execution; provided, however, that the Seller shall provide the Purchaser, or its designee, with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty (60) days of its submission for recordation.




         From time to time, in order to fulfill its obligations hereunder, the Seller may have a need for Mortgage Loan Documents to be released from the Custodian or the Purchaser, or its designee. Purchaser shall, or shall cause its designee or the Custodian, upon the written request of the Seller, within ten (10) Business Days, deliver to the Seller, any requested documentation previously delivered to Purchaser as part of the Mortgage File, provided that such documentation is promptly returned to Purchaser, or its designee of the Custodian, when the Seller no longer requires possession of the document, and provided that during the time that any such documentation is held by the Seller, such possession is in trust for the benefit of Purchaser. The Purchaser shall cooperate with the Seller in order to allow the Seller to make any such request stated above directly to the Custodian, which cooperation may be in the form of assigning to the Seller the rights as servicer under a custodial agreement, in form and substance acceptable to the Seller. Seller shall indemnify Purchaser, and its designee, from and against any and all losses, claims, damages, penalties, fines, forfeitures, costs and expenses (including court costs and reasonable attorney's fees) resulting from or related to the loss, damage, or misplacement of any documentation delivered to Seller pursuant to this paragraph.

         Section 2.08 Quality Control Procedures.

         The Seller must have an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions. The program must be capable of evaluating and monitoring the overall quality of its loan production and servicing activities. The program is to ensure that the Mortgage Loans were originated and serviced in accordance with prudent mortgage banking practices and accounting principles; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.







                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE SELLER;
                      REPURCHASE; REVIEW OF MORTGAGE LOANS

         Section 3.01      Representations and Warranties of the Seller.

         The Seller represents, warrants and covenants to the Purchaser that as of the Closing Date or as of such date specifically provided herein:

         (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon such Seller by any such state, and in any event such Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

         (b) The Seller has the full power and authority and legal right to hold, transfer and convey each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement and any agreements contemplated hereby, has duly executed and delivered this Agreement, and any agreements contemplated hereby, and this Agreement and each Assignment of Mortgage to the Purchaser and any agreements contemplated hereby, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms, and all requisite corporate action has been taken by the Seller to make this Agreement and all agreements contemplated hereby valid and binding upon the Seller in accordance with their terms;



         (c) None of the execution and delivery of this Agreement, the origination of the Mortgage Loans by the Seller, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Seller's charter or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject or impair the ability of the Purchaser to realize on the Mortgage Loans or impair the value of the Mortgage Loans;

         (d) Each Mortgage Note, each Mortgage, each Assignment of Mortgage and any other documents required pursuant to this Agreement to be delivered to the Purchaser or its designee, or its assignee for each Mortgage Loan, have been, on or before the Closing Date, delivered to the Purchaser or its designee, or its assignee;

         (e) There is no litigation, suit, proceeding or investigation pending or threatened, or any order or decree outstanding, with respect to the Seller which is reasonably likely to have a material adverse effect on the sale or servicing of the Mortgage Loans, the execution, delivery, performance or enforceability of this Agreement, or which is reasonably likely to have a material adverse effect on the financial condition of the Seller;

         (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement, except for consents, approvals, authorizations and orders which have been obtained;

         (g) The Seller is an approved seller/servicer for Fannie Mae and Freddie Mac in good standing. No event has occurred, including but not limited to a change in insurance coverage, which would make the Seller unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to Fannie Mae or Freddie Mac;

         (h) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement; and

         (i) The Seller acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and the entire Servicing Fee shall be treated by Seller, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

         Section 3.02 Representations and Warranties as to Individual Mortgage Loans.

         References in this Section to percentages of Mortgage Loans refer in each case to the percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, based on the aggregate outstanding balances of the Mortgage Loans as of the Cut-off Date, and giving effect to scheduled Monthly Payments due on or prior to the Cut-off Date, whether or not received. References to percentages of Mortgaged Properties refer, in each case, to the percentages of expected aggregate principal balances of the related Mortgage Loans (determined as described in the preceding sentence). The Seller hereby represents and warrants to the Purchaser, as to each Mortgage Loan, as of the Closing Date as follows:



         (a) The information set forth in the Mortgage Loan Schedule, including any diskette or other related data tapes sent to the Purchaser, is true and correct in all material respects as of the Closing Date and, to the best of Seller's knowledge, there has been no fraud, misrepresentation or dishonesty with respect to the origination of any Mortgage Loan. Neither the Mortgage Loan Schedule nor the Mortgage File nor any other document furnished in connection with this transaction contains any untrue statement of a material fact by the Seller or its affiliates, or omits to state a fact necessary to make the statements of the Seller or its affiliates contained therein not materially misleading;

         (b) The Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note;

         (c) All payments due on or prior to the Cut-off Date for such Mortgage Loan have been made and credited as of the Closing Date and have not been dishonored; there are no material defaults under the terms of the Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage Loan; and there has been no delinquency of 30 or more days prior to the Closing Date;

         (d) There are no defaults by Seller in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

         (e) Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage Loan. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years;

         (f) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of the Purchaser. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy and title insurance policy, to the extent required by the related policies;



         (g) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

         (h) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the Fannie Mae Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by Freddie Mac, as well as all additional requirements set forth in Section 4.10 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to Fannie Mae and Freddie Mac requirements, as well as all additional requirements set forth in
Section 4.10 of this Agreement. Such policy was issued by an insurer acceptable under Fannie Mae or Freddie Mac guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. The hazard insurance policy is the valid and binding obligation of the Insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Seller has not engaged in, and has no knowledge of any Mortgagor or any Originator having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either;

         (i) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;

         (j) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;



         (k) The Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage which are acceptable to mortgage lending institutions generally and either (A) which are referred to in either the Originator's title insurance policy or in the appraisal made for the Originator of the Mortgage Loan, or (B) which do not adversely affect the Appraised Value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

         (l) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency and other laws of general application affecting the enforcement of creditors' rights and the Seller has taken all action necessary to transfer such rights of enforceability to the Purchaser. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been satisfied. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;



         (m) The Seller is the sole legal, beneficial and equitable owner and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest. Upon the sale of the Mortgage Loan to the Purchaser, the Seller will retain the Mortgage File or any part thereof with respect thereto not delivered to the Purchaser or the Purchaser's designee in trust only for the purpose of servicing and supervising the servicing of the Mortgage Loan. Upon the sale of each Mortgage Loan on the Closing Date, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except for the purposes of servicing the Mortgage Loan as set forth in this Agreement. After the Closing Date, the Seller will have no right to modify or alter the terms of the sale of the Mortgage Loan and the Seller will have no obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in this Agreement, or as otherwise agreed to by the Seller and the Purchaser;

         (n) Each Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (j)(1), (2) and (3) above) the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Such lender's title insurance policy affirmatively insures ingress and egress and against encroachment by or upon the Mortgaged Property or any interest therein. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Seller, its successors and assigns, are the sole insureds under such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

         (o) There is no default, breach or event of acceleration existing under the Mortgage or the related Mortgage Note and, to the best of Seller's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or event of acceleration; and neither the Seller nor any prior mortgagee has waived any material default, breach or event of acceleration;

         (p) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal with, the lien of the related Mortgage;

         (q) All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (n) above and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;



         (r) The Mortgage Loan complies with all the terms, conditions and requirements of the Underwriting Guidelines in effect at the time of origination of such Mortgage Loan. Each Mortgage Loan bears interest at a fixed rate as set forth in the Mortgage Loan Schedule, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month. The Mortgage contains the usual and enforceable provisions for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold or transferred without the prior consent of the mortgagee thereunder.

         (s) The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property. To the best of Seller's knowledge, there have not been any condemnation proceedings with respect to the Mortgaged Property and there are no such proceedings scheduled to commence at a future date;

         (t) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

         (u) If the Mortgage constitutes a deed of trust, either a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses, except as may be required by local law, are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the mortgagor;

         (v) The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, approved by the Seller, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated. The appraisal is in a form acceptable to Fannie Mae or Freddie Mac and was made by a Qualified Appraiser;



         (w) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state;

         (x) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

         (y) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of such mortgage loans;

         (z) The Mortgage Loan does not contain "graduated payment" "contingent interest" or "shared appreciation" features and is not paid by any source other than the Mortgagor nor does it contains any other similar provisions which may constitute a "buydown" provision;

         (aa) The Mortgagor is not in bankruptcy and the Mortgagor is not insolvent or in bankruptcy and the Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or materially adversely affect the value or marketability of the Mortgage Loan;

         (bb) In the event the Mortgage Loan has an LTV greater than 80%, the excess of the principal balance of the Mortgage Loan over 75% of the Appraised Value, with respect to a Refinanced Mortgage Loan, or the lesser of the Appraised Value or the purchase price of the Mortgaged Property, with respect to a purchase money Mortgage Loan, is and will be insured as to payment defaults by a Primary Mortgage Insurance Policy acceptable to Fannie Mae and Freddie Mac issued by a Qualified Insurer or by the CMAC PMI Policies. All provisions of such Primary Mortgage Insurance Policy and the CMAC PMI Policies have been and are being complied with, such policy is in full force and effect, such policy is fully transferable and assignable to Purchaser and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Mortgage Insurance Policy and to pay all premiums and charges in connection therewith. Any Mortgage subject to a Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Mortgage Insurance Policy and to pay all premiums and charges in connection therewith subject to all laws and regulations regarding the Primary Mortgage Insurance Policy;

         (cc) The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;



         (dd) As to Mortgage Loans that are not secured by an interest in a leasehold estate, the Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a detached single-family residence erected thereon, or a townhouse, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that no residence or dwelling is a single parcel of real property with a mobile home or manufactured dwelling. As of the date of origination, no portion of the Mortgaged Property is used for commercial purposes, and since the date or origination no portion of the Mortgaged Property is used for commercial purposes;

         (ee) As of the date of origination of the Mortgage Loan, the Mortgage Property was lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

         (ff) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), such condominium or planned unit development project meets Seller's eligibility requirements as set forth in the Seller's underwriting guidelines;

         (gg) To the best of Seller's knowledge, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; to the best of Seller's knowledge, there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

         (hh) The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

         (ii) No action has been taken or failed to be taken by Seller, on or prior to the Closing Date which has resulted or will result in an exclusion from, denial of, or defense to coverage under any Primary Mortgage Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, or for any other reason under such coverage;



         (jj) With respect to any ground lease to which a Mortgaged Property may be subject: (i) the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease: (ii) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise;
(iii) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the Closing Date; (iv) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease; (v) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the Closing Date pursuant to the terms of such ground lease; and (viii) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease;

         (kk) The origination and collection practices used by the Seller with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by the Seller and any predecessor servicer in accordance with the terms of the Mortgage Note. With respect to Escrow deposits and Escrow Payments, all such payments are in possession of the Seller or the Sub-Servicer of such Mortgage Loan and there exists no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been made in full compliance with state and federal law. No escrow deposits or Escrow Payments or other charges or payments due Seller have been added to the outstanding principal balance on the Mortgage Loan Schedule; and

         (ll) No Mortgage Loan is classified as a "high cost" mortgage loan under Section 32 of the Homeownership and Equity Protection Act of 1994.

         Section 3.03 Repurchase; Substitution.

         It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans, delivery of the Mortgage Loan Documents to the Purchaser, or its designee, and shall inure to the benefit of the Purchaser. Upon discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other.



         The Seller shall have a period of 90 days from the earlier of its discovery or its receipt of notice of any such breach within which to correct or cure such breach. The Seller hereby covenants and agrees that if any such breach is not corrected or cured within such ninety day period, the Seller shall, at the Purchaser's option and not later than ninety days of its discovery or its receipt of notice of such breach, repurchase such Mortgage Loan, at the Repurchase Price or, with the Purchaser's prior consent, which consent shall not be unreasonably withheld, substitute a Mortgage Loan as provided below. Any such repurchase shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution.

         If the Seller is required to repurchase any Mortgage Loan pursuant to this Section 3.03, the Seller may, with the Purchaser's prior consent, which consent shall not be unreasonable withheld, within six months from the Closing Date, remove such defective Mortgage Loan, from the terms of this Agreement and substitute another mortgage loan for such defective Mortgage Loan, in lieu of repurchasing such defective Mortgage Loan. Any substitute Mortgage Loan shall
(a) have a principal balance at the time of substitution not in excess of the principal balance of the defective Mortgage Loan (the amount of any difference, plus one month's interest thereon at the Mortgage Interest Rate borne by the defective Mortgage Loan, being paid by the Seller and deemed to be a Principal Prepayment to be deposited by the Seller in the Custodial Account), (b) have a Mortgage Interest Rate not less than, and not more than one percentage point greater than, the current Mortgage Interest Rate of the removed Mortgage Loan,
(c) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the removed Mortgage Loan, (d) be, in the reasonable determination of the Purchaser, of the same type, quality and character (including location of the Mortgaged Property) as the removed Mortgage Loan as if the breach had not occurred, (e) have a Loan-to-Value Ratio at origination no greater than that of the removed Mortgage Loan and (f) be, in the reasonable determination of the Purchaser, in material compliance with the representations and warranties contained in this Agreement and described in Section 3.02 as of the date of substitution.

         The Seller shall amend the Mortgage Loan Schedule to reflect the withdrawal of the removed Mortgage Loan from this Agreement and the substitution of such substitute Mortgage Loan therefor. Upon such amendment, the Purchaser shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan. In the event of such a substitution, accrued interest on the substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Purchaser and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Seller. The principal payment on a substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Seller and the principal payment on the Mortgage Loan for which the substitution is made due on such date shall be the property of the Purchaser.



         It is understood and agreed that the obligation of the Seller set forth in this Section 3.03 to cure, repurchase or substitute for a defective Mortgage Loan, and to indemnify Purchaser pursuant to section 8.01, constitutes the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties. If the Seller fails to repurchase or substitute for a defective Mortgage Loan in accordance with this Section 3.03, or fails to cure a defective Mortgage Loan to Purchaser's reasonable satisfaction in accordance with this Section 3.03, or to indemnify Purchaser pursuant to
Section 8.01, that failure shall, upon compliance by the Purchaser with the next to the last paragraph of this Section 3.03, be an Event of Default and the Purchaser shall be entitled to pursue all remedies available in this Agreement as a result thereof. No provision of this paragraph shall affect the rights of the Purchaser to terminate this Agreement for cause, as set forth in Sections
10.01 and 11.01.

         Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon (i) the earlier of discovery of such breach by the Seller or notice thereof by the Purchaser to the Seller, (ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with this Agreement.

         In the event that any Mortgage Loan is held by a REMIC, notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which no default is imminent, Purchaser may elect not to require repurchase or permit substitution pursuant to Section 3.03 after the applicable REMIC's "start up day" (as defined in Section 860G(a) (9) of the Code), unless the Seller has obtained an Opinion of Counsel to the effect that such repurchase or substitution will not (i) result in the imposition of taxes on "prohibited transactions" of such REMIC (as defined in Section 860F of the Code) or otherwise subject the REMIC to tax, or
(ii) cause the REMIC to fail to qualify as a REMIC at any time. In the event the Seller substitutes a Mortgage Loan, all the representations and warranties stated in Section 3.02 shall be made as of the date of substitution for the substituted mortgage loan.

         Section 3.04 Repurchase of Certain Mortgage Loans.

         In the event that the first Due Date for a Mortgage Loan is subsequent to the Cut-off Date and the initial Monthly Payment is not made within thirty
(30) days of such Due Date, then the Seller shall repurchase the affected Mortgage Loan at the Repurchase Price, which shall be paid as provided for in
Section 3.03.



                                   ARTICLE IV

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

         Section 4.01 Seller to Act as Servicer.

         The Seller, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with Accepted Servicing Practices, and shall have full power and authority, acting alone or through Sub-Servicers, to do or cause to be done any and all things in connection with such servicing and administration which the Seller may deem necessary or desirable and consistent with the terms of this Agreement and with Accepted Servicing Practices and exercise the same care that it customarily employs for its own account. Except as set forth in this Agreement, the Seller shall service the Mortgage Loans in strict compliance with the servicing provisions of the Fannie Mae Guides (special servicing option), which include, but are not limited to, provisions regarding the liquidation of Mortgage Loans, the collection of Mortgage Loan payments, the payment of taxes, insurance and other charges, the maintenance of hazard insurance with a Qualified Insurer, the maintenance of mortgage impairment insurance, the maintenance of fidelity bond and errors and omissions insurance, inspections, the restoration of Mortgaged Property, the maintenance of Primary Mortgage Insurance Policies, insurance claims, the title, management of REO Property, permitted withdrawals with respect to REO Property, liquidation reports, and reports of foreclosures and abandonments of Mortgaged Property, the transfer of Mortgaged Property, the release of Mortgage Files, annual statements, and examination of records and facilities. In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and any of the servicing provisions of the Fannie Mae Guides, the provisions of this Agreement shall control and be binding upon the Purchaser and the Seller.



         Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Seller has obtained the prior written consent of the Purchaser, the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of any such modification which has been agreed to in writing by the Purchaser and which permits the deferral of interest or principal payments on any Mortgage Loan, the Seller shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 4.04, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Seller shall be entitled to reimbursement for such advances to the same extent as for all other advances pursuant to Section 4.05. Without limiting the generality of the foregoing, the Seller shall continue, and is hereby authorized and empowered, to prepare, execute and deliver, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding anything herein to the contrary, the Seller may not enter into a forbearance agreement or similar arrangement with respect to any Mortgage Loan which runs more than 180 days after the first delinquent Due Date. Any such agreement shall be approved by any applicable holder of a Primary Mortgage Insurance Policy, if required.

         Section 4.02 Collection of Mortgage Loan Payments.

         Continuously from the date hereof until the date each Mortgage Loan ceases to be serviced subject to this Agreement, the Seller will proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement, Accepted Servicing Practices, and the terms and provisions of related Primary Mortgage Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Seller will take special care in ascertaining and estimating annual escrow payments, and all other charges that, as provided in the Mortgage, will become due and payable, so that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

         Section 4.03 Realization Upon Defaulted Mortgage Loans.



         The Seller shall use its best efforts, consistent with the procedures that the Seller would use in servicing loans for its own account, consistent with Accepted Servicing Practices, any Primary Mortgage Insurance Policies and the best interest of Purchaser, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01. Foreclosure or comparable proceedings shall be initiated within ninety (90) days of default for Mortgaged Properties for which no satisfactory arrangements can be made for collection of delinquent payments. The Seller shall use its best efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Seller shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Seller through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05. Seller shall obtain prior approval of Purchaser as to restoration expenses in excess of two thousand five hundred dollars ($2500). The Seller shall notify the Purchaser in writing of the commencement of foreclosure proceedings and prior to the acceptance or rejection of any offer of reinstatement. The Seller shall be responsible for all costs and expenses incurred by it in any such proceedings or functions; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 4.05. Notwithstanding anything to the contrary contained herein, with respect to any Mortgage Loan as to which the Seller has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Seller shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property if, as a result of any such action, the Purchaser would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Seller has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                  (1) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Purchaser to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

                  (2) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Purchaser to take such actions with respect to the affected Mortgaged Property.

         The cost of the environmental audit report contemplated by this
Section 4.03 shall be advanced by the Seller, subject to the Seller's right to be reimbursed therefor from the Custodial Account as provided in Section 4.05(vii).

         If the Purchaser determines, as described above, that it is in the best economic interest of the Seller to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Purchaser shall take such action.



         In the event that a Mortgage Loan becomes part of a REMIC, and becomes REO Property, such property shall be disposed of by Seller, with the consent of Purchaser as required pursuant to this Agreement, within three years after becoming an REO Property, unless Seller provides to the trustee under such REMIC an opinion of counsel to the effect that the holding of such REO Property subsequent to three years after its becoming REO Property, will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code, or cause the transaction to fail to qualify as a REMIC at any time that certificates are outstanding. Seller shall manage, conserve, protect and operate each such REO Property solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860F(a)(2)(E) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC provisions of the Code. Pursuant to its efforts to sell such property, the Seller shall either itself or through an agent selected by Seller, protect and conserve such property in the same manner and to such an extent as is customary in the locality where such property is located. Additionally, Seller shall perform the tax withholding and reporting related to Sections 1445 and 6050J of the Code.

         Section 4.04 Establishment of Custodial Accounts; Deposits in Custodial Accounts.

         The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts. The Custodial Account shall be an Eligible Account. Funds deposited in the Custodial Account may be drawn on in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by a letter agreement in the form shown in Exhibit B hereto. The original of such letter agreement shall be furnished to the Purchaser on the Closing Date, and upon the request of any subsequent Purchaser.

         The Seller shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

         (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

         (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

         (iii) all Liquidation Proceeds;

         (iv) any amounts required to be deposited by the Seller in connection with any REO Property pursuant to Section 4.13;

         (v) all Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.08, 4.10 and 4.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices;

         (vi) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with Accepted Servicing Practices;

         (vii) any Monthly Advances;



         (viii) all proceeds of any Mortgage Loan repurchased in accordance with Section 3.03 and Section 3.04;

         (ix) any amounts required to be deposited by the Seller pursuant to
Section 4.10 in connection with the deductible clause in any blanket hazard insurance policy, such deposit shall be made from the Seller's own funds, without reimbursement therefor;

         (x) any amounts required to be deposited in the Custodial Account pursuant to Section 4.01, 4.13 or 6.02;

         (xi) with respect to each Principal Prepayment in full, an amount (to be paid by the Seller out of its own funds without reimbursement therefor) which, when added to all amounts allocable to interest received in connection with such Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate, provided, however, that in no event shall the aggregate of deposits made by the Seller pursuant to this clause (xi) in any calendar month exceed the aggregate amount of the Seller's servicing compensation in the calendar month in which such deposits are required.

         The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Seller in the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Seller and the Seller shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05(iv).

         Section 4.05 Permitted Withdrawals From the Custodial Account.

         The Seller may, from time to time, withdraw from the Custodial Account for the following purposes:

         (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

         (ii) to reimburse itself for Monthly Advances, the Seller's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fee) of principal and/or interest respecting which any such Monthly Advance was made, it being understood that, in the case of such reimbursement, the Seller's right thereto shall be prior to the rights of the Purchaser, except that, where the Seller is required to repurchase a Mortgage Loan, pursuant to Section 3.03 or Section 3.04, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such Section and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;



         (iii) to reimburse itself for unreimbursed Servicing Advances and any unpaid Servicing Fees, the Seller's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related proceeds from Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds in accordance with the relevant provisions of the Fannie Mae Guides or as otherwise set forth in this Agreement, it being understood that for those Mortgage Loans in foreclosure, the Purchaser shall reimburse the Seller for Servicing Advances and Servicing Fees through the completion of foreclosure and disposition of the REO Property; such reimbursement shall be made following a Final Recovery Determination (to the extent that Seller was not reimbursed from the proceeds on such REO Property);

         (iv) to pay to itself as part of its servicing compensation: (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date), and (b) the pro rata Servicing Fee from that portion of any payment or recovery as to interest with respect to a particular Mortgage Loan;

         (v) to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Section 3.03 or Section 3.04 all amounts received thereon and not distributed as of the date on which the related repurchase price is determined;

         (vi) with respect to any Mortgage Loan which was subject to a Final Recovery Determination, to reimburse itself for any Servicing Advance previously made or Monthly Advance previously made which the Seller has determined to be a Nonrecoverable Advance if the Servicing Advance or Monthly Advance was not reimbursed pursuant to clauses (ii) or (iii);

         (vii) to reimburse itself for the cost of any environmental audit report required by Section 4.03;

         (viii) to transfer funds to another Eligible Account in accordance with Section 4.09 hereof;

         (ix) to remove funds inadvertently placed in the Custodial Account by the Seller; and

         (x) to clear and terminate the Custodial Account upon the termination of this Agreement.

         Section 4.06 Establishment of Escrow Accounts; Deposits in Escrow Accounts.

         The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts. The Escrow Account shall be an Eligible Account. Funds deposited in the Escrow Account may be drawn on by the Seller in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by a letter agreement in the form shown in Exhibit C. The original of such letter agreement shall be furnished to the Purchaser on the Closing Date, and upon request to any subsequent purchaser.



         The Seller shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

         (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

         (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property and all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Seller's normal servicing procedures, the loan documents or applicable law; and

         (iii) all Servicing Advances for Mortgagors whose Escrow Payments are insufficient to cover escrow disbursements.

         The Seller shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Section 4.07. The Seller shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Seller shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

         Section 4.07 Permitted Withdrawals From Escrow Account.

         Withdrawals from the Escrow Account may be made by Seller only:

         (i) to effect timely payments of ground rents, taxes, assessments, water rates, Primary Mortgage Insurance Policy premiums, if applicable, fire and hazard insurance premiums, condominium assessments and comparable items;

         (ii) to reimburse Seller for any Servicing Advance made by Seller with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder;

         (iii) to refund to the Mortgagor any funds as may be determined to be overages;

         (iv) for transfer to the Custodial Account in accordance with the terms of this Agreement;

         (v) for application to restoration or repair of the Mortgaged
Property;

         (vi) to pay to the Seller, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;



         (vii) to clear and terminate the Escrow Account on the termination of this Agreement. As part of its servicing duties, the Seller shall pay to the Mortgagors interest on funds in Escrow Account, to the extent required by law, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor; and

         (viii) to pay to the Mortgagors or other parties Insurance Proceeds deposited in accordance with Section 4.06.

         Section 4.08 Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Mortgage Insurance Policies and CMAC PMI Policies; Collections Thereunder.

         With respect to each Mortgage Loan, the Seller shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage insurance premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Seller in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Seller shall determine that any such payments are made by the Mortgagor at the time they first become due. The Seller assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

         The Seller shall pay directly to CMAC the premium with respect to the CMAC PMI Policies from interest payments on the Mortgage Loans, in accordance with the CMAC PMI Policies. Such obligation will be assigned to any successor servicer.



         The Seller will maintain in full force and effect Primary Mortgage Insurance Policies issued by a Qualified Insurer with respect to each Mortgage Loan for which such coverage is herein required. Such coverage will be maintained until the loan-to-value ratio of the related Mortgage Loan is reduced to 80% or less in the case of a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%. The Seller will not cancel or refuse to renew any Primary Mortgage Insurance Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with a Qualified Insurer. The Seller shall not take any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Seller would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Seller shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Seller shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

         In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any Private Mortgage Insurance Policy and the CMAC PMI Policies in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy or CMAC PMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy or CMAC PMI Policy respecting a defaulted Mortgage Loan. Pursuant to
Section 4.04, any amounts collected by the Seller under any Primary Mortgage Insurance Policy or CMAC PMI Policy shall be deposited in the Custodial account, subject to withdrawal pursuant to Section 4.05.

         Section 4.09 Transfer of Accounts.

         The Seller may transfer the Custodial Account or the Escrow Account to a different Eligible Account from time to time. Such transfer shall be made only upon obtaining the prior written consent of the Purchaser, which consent will not be unreasonably withheld.

         Section 4.10 Maintenance of Hazard Insurance.



         The Seller shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is acceptable to Fannie Mae and Freddie Mac and customary in the area where the Mortgaged Property is located in an amount which is equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If required by the Flood Disaster Protection Act of 1973, as amended, each Mortgage Loan shall be covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in effect with an insurance carrier acceptable to Fannie Mae and/or Freddie Mac, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Seller determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Seller shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Seller shall immediately force place the required flood insurance on the Mortgagor's behalf. The Seller shall also maintain on each REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Any amounts collected by the Seller under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with Accepted Servicing Practices, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05. It is understood and agreed that no other additional insurance need be required by the Seller of the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to this Agreement, the Fannie Mae Guides or such applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Seller and its successors and/or assigns and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Seller. The Seller shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Seller shall not accept any such insurance policies from insurance companies unless such companies are Qualified Insurers. [If the related Mortgage is secured by a condominium, the Seller will verify that the insurance coverage meets the requirements of the related condominium association.]

         Section 4.11 Maintenance of Mortgage Impairment Insurance Policy.

         In the event that the Seller shall obtain and maintain a blanket policy issued by an issuer acceptable to Fannie Mae and/or Freddie Mac insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to
Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Seller shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Seller agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a certified true copy of such policy and shall use its best efforts to obtain a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty days' prior written notice to the Purchaser.

         Section 4.12 Fidelity Bond, Errors and Omissions Insurance.



         The Seller shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loan to handle funds, money, documents and papers relating to the Mortgage Loan. The Fidelity Bond shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Seller against losses, including forgery, theft, embezzlement and fraud of such persons. The errors and omissions insurance shall protect and insure the Seller against losses arising out of errors and omissions and negligent acts of such persons. Such errors and omissions insurance shall also protect and insure the Seller against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring the fidelity bond or errors and omissions insurance shall diminish or relieve the Seller from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guide or by Freddie Mac in the Freddie Mac Guide. The Seller shall deliver to the Purchaser a certificate from the surety and the insurer as to the existence of the Fidelity Bond and errors and omissions insurance policy and shall obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty days' prior written notice to the Purchaser. The Seller shall notify the Purchaser within five business days of receipt of notice that such Fidelity Bond or insurance policy will be, or has been, materially modified or terminated. The Purchaser (or any party having the status of Purchaser hereunder) and any subsidiary thereof and their successors or assigns as their interests may appear must be named as loss payees on the Fidelity Bond and as additional insured on the errors and omissions policy. Upon request by Purchaser, Seller shall provide Purchaser with an insurance certificate certifying coverage under this Section 4.12, and will provide an update to such certificate upon request, or upon renewal or material modification of coverage.

         Section 4.13 Title, Management and Disposition of REO Property.

         In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser or its designee, or in the event the Purchaser or its designee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Seller from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.



         The Seller shall notify the Purchaser in accordance with the Fannie Mae Guides of each acquisition of REO Property upon such acquisition, together with a copy of the drive by appraisal or brokers price opinion of the Mortgaged Property obtained in connection with such acquisition, and thereafter assume the responsibility for marketing such REO property in accordance with Accepted Servicing Practices. Thereafter, the Seller shall continue to provide certain administrative services to the Purchaser relating to such REO Property as set forth in this Section 4.13.

         The Seller shall, either itself or through an agent selected by the Seller, and in accordance with the Fannie Mae Guides manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Seller shall cause each REO Property to be inspected in accordance with Accepted Servicing Practices. The Seller shall make or cause the Seller to be made a written report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Seller to the Purchaser.

         The Seller shall use commercially reasonable efforts to dispose of (and may temporarily rent) the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Seller determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a longer period than one (1) year is permitted under the foregoing sentence and is necessary to sell any REO Property, the Seller shall report monthly to the Purchaser as to the progress being made in selling such REO Property. No REO Property shall be marketed for less than the appraised value, without the prior consent of Purchaser. No REO Property shall be sold for less than ninety five percent (95%) of its appraised value, without the prior consent of Purchaser. If as of the date title to any REO Property was acquired by the Seller there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Seller shall be entitled to immediate reimbursement from the Purchaser for any related unreimbursed Servicing Advances. All requests for reimbursement of Servicing Advances shall be in accordance with the Fannie Mae Guides. The disposition of REO Property shall be carried out by the Seller at such price, and upon such terms and conditions, as the Seller deems to be in the best interests of the Purchaser. The proceeds from the REO Disposition, net of any payment to the Seller as provided above, shall be deposited in the Custodial Account. Seller shall provide monthly reports to Purchaser in reference to the status of the marketing of the REO Properties.

         Notwithstanding anything to the contrary contained herein, the Purchaser may, at the Purchaser's sole option, terminate the Seller as servicer of any such REO Property without payment of any termination fee with respect thereto, provided that the Seller shall on the date said termination takes effect be reimbursed by withdrawal from the Custodial Account for any unreimbursed advances of the Seller's funds made pursuant to Section 5.03 and any unreimbursed Servicing Advances in each case relating to the Mortgage Loan underlying such REO Property notwithstanding anything to the contrary set forth in Section 4.05. In the event of any such termination, the provisions of
Section 11.01 hereof shall apply to said termination and the transfer of servicing responsibilities with respect to such REO Property to the Purchaser or its designee.

         Section 4.14 Notification of Maturity Date.



         With respect to each Mortgage Loan, the Seller shall execute and deliver to the Mortgagor any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the maturity date if required under applicable law.

         Section 4.15 Sub-Servicers.

         (a) The Seller may enter into Sub-Servicing Agreements with Sub-Servicers for the servicing and administration of the Mortgage Loans. The Seller and the Sub-Servicers may make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Purchaser, without the consent of the Purchaser.

         (b) Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Seller and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Seller shall remain obligated and liable to the Purchaser for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 5.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer for any acts and omissions and to the same extent and under the same terms and conditions as if the Seller alone were servicing and administering the Mortgage Loans and any other transactions or services relating to the Mortgage Loans involving the Sub-Servicer shall be deemed to be between the Sub-Servicer and the Seller alone and the Purchaser shall have no obligations, duties or liabilities with respect to the Sub-Servicer including no obligation, duty or liability of the Purchaser to pay Sub-Servicer's fees and expenses or the cost of enforcing the Sub-Servicing Agreements.

         (c) Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as an originator shall be deemed to be between the Sub-Servicer and the Seller alone, and the Purchaser shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer.

         Section 4.16 Compliance With REMIC Provisions.



         If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.




                                   ARTICLE V

                           PAYMENTS TO THE PURCHASER

         Section 5.01 Distributions.

         On each Remittance Date, the Seller shall distribute by wire transfer to the Purchaser (i) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05, plus (ii) all Monthly Advances, if any, which the Seller is obligated to distribute pursuant to Section 5.03, plus (iii) interest at the Mortgage Loan Remittance Rate on any Principal Prepayment from the date of such Principal Prepayment through the end of the month for which disbursement is made, provided that the Seller's obligation as to payment of such interest shall be limited to the Servicing Fee earned during the month of the distribution, minus (iv) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts, and any Principal Prepayments received during the month of such Remittance Date, which amounts shall be remitted on the next succeeding Remittance Date.

         With respect to any remittance received by the Purchaser after the second Business Day following the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Seller on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller.

         Section 5.02 Statements to the Purchaser.



         No later than the Remittance Date, the Seller shall furnish to Purchaser an individual loan accounting report, as of the last Business Day of each month, in the Seller's assigned loan number order to document Mortgage Loan payment activity on an individual Mortgage Loan basis. With respect to each month, the corresponding individual loan accounting report shall be received by the Purchaser on a disk or tape or other computer-readable format in such format as may be mutually agreed upon by both Purchaser and Seller, and no later than the seventh Business Day of the following month in hard copy, which report, in hard copy, shall be substantially in the form of Exhibit E, and shall contain the following information, in each case as of the related Determination Date:

         (i) With respect to each Monthly Payment, the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the date of such prepayment, and any prepayment penalties or premiums, along with a detailed report of interest on principal prepayment amounts remitted in accordance with Section 4.04);

         (ii) with respect to each Monthly Payment, the amount of such remittance allocable to interest;

         (iii) the amount of servicing compensation received by the Seller during the prior distribution period;

         (iv) the aggregate Stated Principal Balance of the Mortgage Loans;

         (v) the aggregate of any expenses reimbursed to the Seller as servicer during the prior distribution period pursuant to Section 4.05; and

         (vi) The number and aggregate outstanding principal balances of Mortgage Loans (a) delinquent (1) 30 to 59 days, (2) 60 to 89 days, (3) 90 days or more; (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired.

         The Seller shall also provide a trial balance, sorted in Seller's assigned loan number order, in the form of Exhibit E hereto, with each such Report.

         The Seller shall prepare and file any and all information statements or other filings required to be delivered to any governmental taxing authority or to Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Seller shall provide Purchaser with such information concerning the Mortgage Loans as is necessary for Purchaser to prepare its federal income tax return as Purchaser may reasonably request from time to time.

         In addition, not more than 60 days after the end of each calendar year, the Seller shall furnish to each Person who was a Purchaser at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

         Section 5.03 Monthly Advances by the Seller.



         Not later than each Remittance Date, the Seller shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Seller, whether or not deferred pursuant to Section 4.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, at the Mortgage Loan Remittance Rate, which were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date.

         The Seller's obligation to make such Monthly Advances as to any Mortgage Loan will continue until a Final Recovery Determination is made by Seller in connection therewith; provided that, notwithstanding anything herein to the contrary, no Monthly Advance or Servicing Advance shall be required to be made hereunder by the Seller if such Monthly Advance or Servicing Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Seller that it has made a Nonrecoverable Advance or that any proposed Monthly Advance or Servicing Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate delivered to the Purchaser.

         Section 5.04 Liquidation Reports.

         Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, the Seller shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property. The Seller shall also provide reports on the status of REO Property containing such information as Purchaser may reasonably require.




                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

         Section 6.01 Assumption Agreements.

         The Seller will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due on sale" clause to the extent permitted by law; provided, however, that the Seller shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. If the Seller reasonably believes it is unable under applicable law to enforce such "due on sale" clause, the Seller, with the approval of the Purchaser (such approval not to be unreasonably withheld), will enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Section 6.01, the Seller, with the prior consent of the Purchaser and the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement. Purchaser shall be deemed to have consented to any assumption for which Purchaser was given notification and requested to consent, but for which neither a consent nor an objection was given by Purchaser within two Business Days of such notification.

         In connection with any such assumption or substitution of liability, the Seller shall follow the underwriting practices and procedures of the Fannie Mae Guides. With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note and the amount of the Monthly Payment may not be changed. If the credit of the proposed transferee does not meet such underwriting criteria, the Seller diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan. The Seller shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. All fees collected by the Seller for entering into an assumption or substitution of liability agreement shall belong to the Seller.



         Notwithstanding the foregoing paragraphs of this Section or any other provision of this Agreement, the Seller shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Seller may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 6.01, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

         Section 6.02 Satisfaction of Mortgages and Release of Mortgage Files.

         Upon the payment in full of any Mortgage Loan, or the receipt by the Seller of a notification that payment in full will be escrowed in a manner customary for such purposes, the Seller will immediately notify the Purchaser by a certification, which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section
4.04 have been or will be so deposited, of a Servicing Officer and shall request delivery to it of the portion of the Mortgage File held by the Purchaser. The Purchaser shall no later than five Business Days after receipt of such certification and request, release or cause to be released to the Seller, the related Mortgage Loan Documents and, upon its receipt of such documents, the Seller shall promptly prepare and deliver to the Purchaser the requisite satisfaction or release. No later than three Business Days following its receipt of such satisfaction or release, the Purchaser shall deliver, or cause to be delivered, to the Seller the release or satisfaction properly executed by the owner of record of the applicable Mortgage or its duly appointed attorney in fact. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.




         In the event the Seller satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Seller, upon written demand, shall remit within two Business Days to the Purchaser the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Seller shall maintain the Fidelity Bond and errors and omissions insurance insuring the Seller against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein. From time to time and as appropriate for the service or foreclosure of the Mortgage Loan, including for the purpose of collection under any Primary Mortgage Insurance Policy, the Purchaser shall, upon request of the Seller and delivery to the Purchaser of a servicing receipt signed by a Servicing Officer, release the portion of the Mortgage File held by the Purchaser to the Seller. Such servicing receipt shall obligate the Seller to return the related Mortgage documents to the Purchaser when the need therefor by the Seller no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Seller has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Purchaser to the Seller.

         Section 6.03 Servicing Compensation.

         As compensation for its services hereunder, the Seller shall be entitled to the amounts provided for as the Seller's Servicing Fee, subject to payment of compensating interest on Principal Prepayments as capped by the Servicing Fee pursuant to Section 5.01(iii). Additional servicing compensation in the form of assumption fees, as provided in Section 6.01, and late payment charges and other similar ancillary fees or otherwise shall be retained by the Seller to the extent not required to be deposited in the Custodial Account. The Seller shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

         Section 6.04 Annual Statement as to Compliance.

         On or before July 30 of each year beginning July 30, 2000, the Seller will deliver to the Purchaser an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Seller during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. Copies of such statement shall be provided by the Seller to the Purchaser upon request.

         Section 6.05 Annual Independent Certified Public Accountants' Servicing Report.

         On or before July 30 of each year beginning July 30, 2000, the Seller at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has examined certain documents and records relating to the Seller's servicing of mortgage loans of the same type as the Mortgage Loans pursuant to servicing agreements substantially similar to this Agreement, which agreements may include this Agreement, and that, on the basis of such an examination, conducted substantially in the uniform single attestation program for mortgage bankers, such firm is of the opinion that the Seller's servicing has been conducted in compliance with the agreements examined pursuant to this Section 6.05, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. Copies of such statement shall be provided by the Seller to the Purchaser. In addition, on an annual basis, Seller shall provided Purchaser with copies of its audited financial statements upon execution by Purchaser of an agreement to keep confidential the contents of such financial statements.

         Section 6.06 Purchaser's Right to Examine Seller Records.



         The Purchaser shall have the right to examine and audit upon reasonable notice to the Seller, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Seller, or held by another for the Seller or on its behalf or otherwise, which relates to the performance or observance by the Seller of the terms, covenants or conditions of this Agreement.

         The Seller shall provide to the Purchaser and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Purchaser, including but not limited to OTS, FDIC and other similar entities, access to any documentation regarding the Mortgage Loans in the possession of the Seller which may be required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Seller, and in accordance with the federal government, FDIC, OTS, or any other similar regulations.

         Section 6.07 Seller Shall Provide Information as Reasonably Required.

         The Seller shall furnish to the Purchaser during the term of this Agreement, such periodic, special or other reports, information or documentation, whether or not provided for herein, as shall be necessary, reasonable or appropriate in respect to the Purchaser, or otherwise in respect to the Mortgage Loans and the performance of the Seller under this Agreement, including any reports, information or documentation reasonably required to comply with any regulations regarding any supervisory agents or examiners of the Purchaser all such reports or information to be as provided by and in accordance with such applicable instructions and directions as the Purchaser may reasonably request in relation to this Agreement or the performance of the Seller under this Agreement. The Seller agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

         In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective purchaser audited financial statements of the Seller for the most recently completed two (2) fiscal years for which such statements are available, as well as a Consolidated Statement of Condition at the end of the last two (2) fiscal years covered by any Consolidated Statement of Operations. If it has not already done so, the Seller shall furnish promptly to the Purchaser or a prospective purchaser copies of the statements specified above; provided, however, that prior to furnished such statements or information to any prospective purchaser, the Seller may require such prospective purchaser to execute a confidentiality agreement in a form satisfactory to the Seller.

         The Seller shall make reasonably available to the Purchase or any prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions and to permit any prospective purchaser to inspect the Seller's servicing facilities for the purpose of satisfying such prospective purchaser that the Seller has the ability to service the Mortgage Loans as provided in this Agreement.




                                  ARTICLE VII

                                   [RESERVED]

         Section 7.01 [Reserved].

         Section 7.02 [Reserved].





                                  ARTICLE VIII

                                   THE SELLER

         Section 8.01 Indemnification; Third Party Claims.

         The Seller agrees to indemnify the Purchaser and hold it harmless against any and all losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Seller to observe and perform its duties, obligations, covenants, and agreements to service the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement. The Seller agrees to indemnify the Purchaser and hold it harmless against any and all losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the breach of a representation or warranty set forth in Sections 3.01 or 3.02 of this Agreement. The Purchaser shall promptly reimburse the Seller for all amounts advanced by it pursuant to the two preceding sentences except when the claim relates to the failure of the Seller to service and administer the Mortgages in strict compliance with the terms of this Agreement, the breach of representation or warranty set forth in Sections 3.01 or 3.02, or the gross negligence, bad faith or willful misconduct of Seller. The Seller shall give prompt notice to the Purchaser of any such third party claims. The provisions of this Section 8.01 shall survive termination of this Agreement.

         In connection with a Pass-Through Transfer or Agency Transfer, the Seller shall indemnify the Purchaser if any information furnished by the Seller for use in any prospectus delivered with respect to securities issued in connection therewith is untrue in any material respect or omits information necessary to make the statements contained therein not misleading in any material respect in light of the circumstances under which they were made.

         Section 8.02 Merger or Consolidation of the Seller.

         The Seller will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.



         Any Person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller whether or not related to loan servicing, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $25,000,000, (ii) the deposits of which are insured by the FDIC, SAIF and/or BIF, or which is a HUD-approved mortgagee whose primary business is in origination and servicing of first lien mortgage loans, and (iii) who is a Fannie Mae or Freddie Mac approved seller/service in good standing.

         Section 8.03 Limitation on Liability of the Seller and Others.

         Neither the Seller nor any of the officers, employees or agents of the Seller shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Seller or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of negligence, bad faith or willful misconduct, or any breach of the terms and conditions of this Agreement. The Seller and any officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by the Purchaser respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its reasonable opinion may involve it in any expenses or liability; provided, however, that the Seller may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser will be liable, and the Seller shall be entitled to be reimbursed therefor from the Purchaser upon written demand.

         Section 8.04 Seller Not to Assign or Resign.

         The Seller shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Seller; provided, however, that the Seller may sell the sub-servicing rights under this Agreement to any entity approved by the Purchaser, such approval not to be unreasonably withheld or delayed. Any such determination permitting the resignation of the Seller shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Seller's responsibilities and obligations hereunder in the manner provided in
Section 11.01.

         Section 8.05 No Transfer of Servicing.



         With respect to the retention of the Seller to service the Mortgage Loans hereunder, the Seller acknowledges that the Purchaser has acted in reliance upon the Seller's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section, except as provided in Section 4.15 or Section
8.04 the Seller shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Purchaser.

         Without in any way limiting the generality of this Section 8.05, in the event that the Seller either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof without (i) satisfying the requirements set forth herein or (ii) the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement, without any payment of any penalty or damages and without any liability whatsoever to the Seller (other than with respect to accrued but unpaid Servicing Advances remaining unpaid) or any third party.




                                   ARTICLE IX

                                    DEFAULT

         Section 9.01 Events of Default.

         In case one or more of the following Events of Default by the Seller shall occur and be continuing, that is to say:

         (i) any failure by the Seller to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

         (ii) failure on the part of the Seller duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Seller set forth in this Agreement which continues unremedied for a period of thirty days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

         (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

         (iv) the Seller shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Seller or of or relating to all or substantially all of its property; or

         (v) the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

         (vi) Except as set forth in this Agreement, the Seller attempts to assign its right to servicing compensation hereunder or the Seller attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof; or



         (vii) the Seller or its Sub-Servicer ceases to be (a) licensed to service first lien residential mortgage loans in each jurisdiction in which a Mortgaged Property is located and such licensing is required, and (b) qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification or licensing materially and adversely affects the Seller's ability to perform its obligations hereunder; or

         (viii) the net worth of the Seller shall be less than $15,000,000, which continues unremedied for a period of five Business Days following the earlier of the discovery thereof by the Seller or notice thereof by the Purchaser to the Seller; or

         (ix) neither the Seller nor its Sub-Servicer meets the qualifications of either a Fannie Mae or Freddie Mac seller/servicer;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Seller may, in addition to whatever rights the Purchaser may have under Sections 3.03 and 8.01 and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Seller under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Seller for the same. On or after the receipt by the Seller of such written notice, all authority and power of the Seller under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01. Upon written request from the Purchaser, the Seller shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Seller's sole expense. The Seller agrees to cooperate with the Purchaser and such successor in effecting the termination of the Seller's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans or any REO Property.

         Section 9.02 Waiver of Defaults.

         The Purchaser may waive only by written notice any default by the Seller in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.




                                   ARTICLE X

                                  TERMINATION

         Section 10.01 Termination.

         The respective obligations and responsibilities of the Seller shall terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; or (ii) by mutual consent of the Seller and the Purchaser in writing; or (iii) termination with or without cause under the terms of this Agreement.




                                   ARTICLE XI

                        RECONSTITUTION OF MORTGAGE LOANS

         Section 11.01 Reconstitution of Mortgage Loans .

         (a) The Seller acknowledges and the Purchaser agrees that with respect to some or all of the Mortgage Loans, the Purchaser may effect either:

               (i) one or more sales of the Mortgage Loans as Whole Loan Transfers; and/or

               (ii) one or more sales of the Mortgage Loans as Pass-Through Transfer; and/or

               (iii) one or more sales of the Mortgage Loans as Agency
Transfer.

         (b) With respect to each Whole Loan Transfer, Pass-Through Transfer or Agency Transfer, as the case may, the Seller agrees:

               (i) to cooperate fully with the Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, bond insurers and such other parties as the Purchaser shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information contained in the Mortgage Loan Schedule including any diskette or other related data tapes provided as reasonably requested by such purchasers;

               (ii) to execute all agreements reasonably required to be executed by the Seller in connection with such Whole Loan Transfer, Pass-Through Transfer or Agency Transfer provided that each of the Seller and the Purchaser is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein;

               (iii) to make the representations and warranties regarding the Seller with respect to Sections 3.01 and 3.02, as of the date of the Whole Loan Transfer, Pass-Through Transfer or Agency Transfer; provided that such representations and warranties shall not be made if such Whole Loan Transfer, Pass-Through Transfer or Agency Transfer is made later than thirty (30) days after the Closing Date;



               (iv) to negotiate and execute one or more subservicing agreements between the Seller and any master servicer which is generally considered to be a prudent master servicer in the secondary mortgage market designated by the Purchaser in its sole discretion after consultation with the Seller and/or one or more custodial and servicing agreements among the Purchaser or an affiliate of the Purchaser, the Seller and a third party custodian/trustee which is generally considered to be a prudent custodian/trustee in the secondary mortgage market designated by the Purchaser in its sole discretion after consultation with the Seller, in either case for the purpose of pooling the Mortgage Loans with other mortgage loans for resale or securitization;

               (v) in connection with any Pass-Through Transfer or Agency Transfer of any Mortgage Loans, to execute a pooling and servicing agreement, which pooling and servicing agreement may, at the Purchaser's direction, contain contractual provisions including, but not limited to, servicer advances of delinquent scheduled payments of principal and interest through liquidation (unless deemed non-recoverable) and payment of compensating interest with respect to prepayment interest shortfalls (to the extent of the monthly servicing fee payable thereto), servicing and mortgage loan representations and warranties and indemnifications with respect thereto which in form and substance conform to secondary market standards for securities backed by mortgage loans similar to the Mortgage Loans and such provisions with regard to servicing responsibilities, investor reporting, segregation and deposit of principal and interest payments, custody of the Mortgage Loans, and other covenants as are required by the Purchaser and one or more nationally recognized rating agencies for "AAA" rated mortgage pass-through transactions which are "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, unless otherwise mutually agreed. The pooling and servicing agreement shall be reasonably satisfactory in form and substance to the Seller and the representations and warranties and servicing provisions contained therein shall be substantially similar to those contained in this Agreement and shall not contain any obligation materially more onerous than those contained herein unless otherwise mutually agreed by the parties. Seller agrees that, in the event that the Rating Agencies impose unreasonably large subordination levels or other unreasonable requirements for credit support in connection with any Pass-Through Transfer or Agency Transfer due to the fact that the Seller will be acting as special servicer with respect to the Mortgage Loans that become more than 90 days delinquent, the Seller shall, upon request of the Purchaser, transfer the special servicing of such Mortgage Loans to any entity approved to act as a special servicer designated by the Purchaser. In the event that the Purchaser is required to repurchase any such Mortgage Loan pursuant to the terms of such pooling and servicing agreement, the Purchaser shall give notice of such repurchase to the Seller and such Mortgage Loan shall become such to the terms of this Agreement

               (vi) to deliver to the Purchaser and to any Person designated by the Purchaser (a) for inclusion in any prospectus or other offering material such publicly available information regarding the Seller, its financial condition and its mortgage loan delinquency, foreclosure and loss experience and any additional information requested by the Purchaser, (b) any similar non public, unaudited financial information (which the Purchaser may, at its option and at its cost, have audited by certified public accountants) and such other information as is reasonably requested by the Purchaser and which the Seller is capable of providing without unreasonable effort or expense, and to indemnify the Purchaser and its affiliates for material misstatements contained in such information, and (c) such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Seller pursuant to clause (a) above as shall be reasonably requested by the Purchaser; and



               (vii) to deliver to the Purchaser, and to any Person designated by the Purchaser, such legal documents and in-house opinions of counsel in a form reasonably acceptable to the Purchaser as are customarily delivered by servicers and reasonably determined by the Purchaser to be necessary in connection with Whole Loan Transfers, Pass-Through Transfers or Agency Transfers, as the case may be, it being understood that the cost of any opinions of outside special counsel that may be required for a Whole Loan Transfer, Pass-Through Transfer or Agency Transfer, as the case may be, shall be the responsibility of the Purchaser.





                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

         Section 12.01 Successor to the Seller.

         Prior to termination of Seller's responsibilities and duties under this Agreement pursuant to Sections 4.13, 8.04, 9.01 or 10.01, the Purchaser shall (i) succeed to and assume all of the Seller's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 8.02 hereof and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Seller under this Agreement prior to the termination of Seller's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Purchaser and such successor shall agree. In the event that the Seller's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned Sections, the Seller shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of Seller pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Seller of the representations and warranties made pursuant to Sections 3.01, 3.02 and 3.03 and the remedies available to the Purchaser thereunder and under Section 8.01, it being understood and agreed that the provisions of such Sections 3.01, 3.02, 3.03 and 8.01 shall be applicable to the Seller notwithstanding any such resignation or termination of the Seller, or the termination of this Agreement.

         Any successor appointed as provided herein shall execute, acknowledge and deliver to the Seller and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Seller, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Seller or this Agreement pursuant to
Section 4.13, 8.04, 9.01 or 10.01 shall not affect any claims that the Purchaser may have against the Seller arising prior to any such termination or resignation.




         The Seller shall promptly deliver to the successor the funds in the Custodial Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Seller shall account for all funds. The Seller shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Seller. The successor shall make arrangements as it may deem appropriate to reimburse the Seller for unrecovered Servicing Advances which the successor retains hereunder and which would otherwise have been recovered by the Seller pursuant to this Agreement but for the appointment of the successor servicer.

         Upon a successor's acceptance of appointment as such, the Seller shall notify by mail the Purchaser of such appointment.

         Section 12.02 Expenses.

         The Purchaser shall pay its due diligence costs and the fees and expenses of its counsel. The Seller shall pay its out-of-pocket costs and expenses, all servicing fees prior to the Closing Date, recording fees, fees to transfer files and prepare assignments and endorsements, and other costs associated with the transfer of the ownership of the Mortgage Loans and the fees and expenses of the Seller's counsel, subject to Section 2.05.

         Section 12.03 Confidentiality.

         The parties hereto shall keep the pricing terms of this Agreement confidential and shall only reveal such terms to their respective employees, agents and affiliates, unless otherwise required by law or judicial process.

         Section 12.04 Amendment.

         This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser.

         Section 12.05 Recordation of Agreement.

         To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any of all the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Seller at the Seller's expense on direction of the Purchaser accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interest of the Purchaser or is necessary for the administration or servicing of the Mortgage Loans.

         Section 12.06 Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York except to the extent preempted by Federal law. The obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.



         Section 12.07 Notices.

         Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or certified mail, return receipt requested, or transmitted by telex, telegraph or facsimile and confirmed by a similar mailed writing, as follows:

                  (i)      if to the Seller:

                           Impac Funding Corporation
                           1401 Dove Street
                           Newport Beach, California 92660
                           Attention: General Counsel

                  ii)      if to the Purchaser:

                           Lehman Brothers Bank, FSB
                           3 World Financial Center, 8th Floor
                           New York, New York 10285
                           Attention:  Leslie Gelber

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

         Section 12.08 Severability of Provisions.

         Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.





         Section 12.09 Exhibits.

         The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

         Section 12.10 General Interpretive Principles.

         For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

         (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

         (iii) references herein to "Articles", "Sections", Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

         (iv) a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

         (v) the words "herein", "hereof ", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

         (vi) the term "include" or "including" shall mean without limitation by reason of enumeration; and

         (vii) headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

         Section 12.11 Reproduction of Documents.



         This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         Section 12.12 Confidentiality of Information.

         Each party recognizes that, in connection with this Agreement, it may become privy to non-public information regarding the financial condition, operations and prospects of the other party. Each party agrees to keep all non-public information regarding the other party strictly confidential, and to use all such information solely in order to effectuate the purpose of the Agreement, provided that each party may provide confidential information to its employees, agents and affiliates who have a need to know such information in order to effectuate the transaction, provided further that such information is identified as confidential non-public information. In addition, confidential information may be provided to a regulatory authority with supervisory power over Purchaser, provided such information is identified as confidential non-public information.

         Section 12.13 Recordation of Assignments of Mortgage.

         To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Seller's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

         Section 12.14 Assignment by Purchaser.

         The Purchaser shall have the right, without the consent of the Seller hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment and Assumption Agreement substantially in the form of Exhibit D hereto and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans. In no event shall Purchaser sell a partial interest in any Mortgage Loan without the written consent of Seller, which consent shall not be unreasonably denied. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee. However, in no event shall there be more than four (4) Persons at any given time having the status of "Purchaser" hereunder.

         Section 12.15 No Partnership.

         Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Seller shall be rendered as an independent contractor and not as agent for Purchaser.




         Section 12.16 Execution: Successors and Assigns.

         This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns.

         Section 12.17 Entire Agreement.

         The Seller acknowledges that no representations, agreements or promises were made to the Seller by the Purchaser or any of its employees other than those representations, agreements or promises specifically contained herein. This Agreement sets forth the entire understanding between the parties hereto and shall be binding upon all successors of both parties. In the event of any inconsistency between any prior agreement, oral or written, the Commitment Letter and this Agreement, this Agreement shall control.

         Section 12.18 No Solicitation.

         From and after the Closing Date, the Seller agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Seller's behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors to refinance any Mortgage Loans and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Purchaser pursuant hereto on the Closing Date and the Seller shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Seller or any affiliate of the Seller which are directed to the general public at large, or segments thereof, provided that no segment shall consist primarily of the Mortgage Loans, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 12.18. This Section 12.18 shall not be deemed to preclude the Seller or any of its affiliates from soliciting any Mortgagor for any other financial products or services. The Seller shall use its best efforts to prevent the sale of the name of any Mortgagor to any Person who is not an affiliate of the Seller.

         Section 12.19 Closing.

         The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.



         The closing for the Mortgage Loans to be purchased on the Closing Date shall be subject to each of the following conditions:

         (a) at least two (2) Business Days prior to the Closing Date, the Seller shall deliver to the Purchaser a magnetic diskette, or transmit by modem or electronic mail, a listing on a loan-level basis of the information contained in the Mortgage Loan Schedule;

         (b) all of the representations and warranties of the Seller under this Agreement shall be materially true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a material default under this Agreement;

         (c) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all closing documents, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

         (d) the Seller shall have delivered and released to the Purchaser (or its designee) on or prior to the Closing Date all documents required pursuant to the terms of this Agreement; and

         (e) all other terms and conditions of this Agreement and the Commitment Letter shall have been materially complied with.

         Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the Closing Date the Purchase Price, plus accrued interest pursuant to Section 2.02 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.

         Section 12.20 Non-Competition.

         The Initial Purchaser agrees that the Seller has introduced or shall introduce to the Initial Purchaser or its Affiliates certain Persons that originally sold one or more of the Mortgage Loans to the Seller prior to the Closing Date (the "Conduit Sellers"), that such Conduit Sellers are customers of the Seller and that the relationships between the Seller and the Conduit Sellers are confidential. The Initial Purchaser agrees that, for a period of two years following the Closing Date, neither the Initial Purchaser nor its Affiliates shall, for the purpose of purchasing loans similar to the Mortgage Loans, communicate with or purchase such loans from any Conduit Seller unless such Conduit Seller has sold to the Initial Purchaser or its Affiliate loans similar to the Mortgage Loans prior to the Closing Date or the Conduit Seller comes directly and independently to the Initial Purchaser or its Affiliates for the sale of such loans.





         IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                           LEHMAN BROTHERS BANK, FSB
                                   Purchaser



                           By: /s/ Jack E. Desens
                              -----------------------
                           Name:   Jack E. Desens
                           Title:  Vice President


                           IMPAC FUNDING CORPORATION
                                   Seller and Servicer



                           By: /s/ Lisa A. Duehring
                              ------------------------
                           Name:   Lisa A. Duehring
                           Title:  Vice President





                                   EXHIBIT A

                           CONTENTS OF MORTGAGE FILE

         With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, delivered to the Purchaser or its designee pursuant to Sections 2.04 and 2.05 of the Seller's Purchase, Warranties and Servicing Agreement.

         1. The original Mortgage Note endorsed "Pay to the order of ___________________, as custodian/trustee, without recourse," and signed in the name of the Seller by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator to the Seller. If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "Seller, successor by merger to the name of predecessor". If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by "Seller formerly known as previous name".

         2. The original Mortgage with evidence of recording thereon, or a copy thereof certified by the public recording office in which such mortgage has been recorded or, if the original Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the Seller, of the original Mortgage together with a certificate of the Seller certifying that the original Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

         3. The original or certified to be true copy, certified by the Seller, of the Primary Mortgage Insurance Policy, if required.

         4. The original assignment, from the Seller to _____________________, as custodian/trustee, or in accordance with Purchaser's instructions, which assignment shall, but for any blanks requested by Purchaser, be in form and substance acceptable for recording, or a copy certified by Seller as a true and correct copy of the original Assignment which has been sent for recordation. If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment must be by "Seller formerly known as previous name".

         5. The original policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company.



         6. Originals of all recorded intervening Assignments, or copies thereof, certified by the public recording office in which such Assignments have been recorded showing a complete chain of title from the originator to the Seller, with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Assignment has been recorded or, if the original Assignment has not been returned from the applicable public recording office, a copy, certified by the Seller to be a true and correct copy of the original Assignment has sent for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

         7. Originals, or copies thereof certified by the public recording office in which such documents have been recorded, of each assumption, extension, modification, written assurance or substitution agreements, if applicable, or if the original of such document has not been returned from the applicable public recording office, a true certified copy, certified by the Seller, of such original document. The original of such document has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgage Property is located.

         8. If the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located), or if the original power of attorney or other such instrument has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

         9. Mortgage Loan closing statement (Form HUD-1) and any other truth-in-lending or real estate settlement procedure forms required by law.

         10. Residential loan application.

         11. Uniform underwriter and transmittal summary (Fannie Mae Form 1008) or reasonable equivalent.

         12. Credit report on the mortgagor.

         13. Business credit report, if applicable.

         14. Residential appraisal report and attachments thereto.

         15. The original of any guarantee executed in connection with the Mortgage Note.

         16. Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program, all in accordance with the Seller's underwriting guidelines.



         17. Verification of acceptable evidence of source and amount of down payment, in accordance with the Seller's underwriting guidelines.

         18. Photograph of the Mortgaged Property (may be part of appraisal); if available.

         19. Survey of the Mortgaged Property, if any.

         20. Sales contract, if applicable.

         21. If available, termite report, structural engineer's report, water portability and septic certification.

         22. Any original security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

         23. Any original hazard insurance policy.

         24. Any original flood insurance policy.

         Notwithstanding anything to the contrary herein, Seller may provide one certificate for all of the Mortgage Loans indicating that the documents were delivered for recording.




                                   EXHIBIT B

                       CUSTODIAL ACCOUNT LETTER AGREEMENT

                                            __________, 1999

To:      The _______________ Bank
         ________________________
         ________________________

         "Depository"

As "Seller" under the Seller's Purchase, Warranties and Servicing Agreement, dated as of _______________, 199(____), Whole Loan Series (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as "_______________ _______________, in trust for the Purchaser, Owner of Whole Loan Series . All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. This letter is submitted to you in duplicate. Please execute and return one original to us.

_______________________________

By:____________________________
Name:__________________________
Title:_________________________

The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number _______________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.

_________________________________

By:______________________________
Name:____________________________
Title:___________________________





                                   EXHIBIT C

                        ESCROW ACCOUNT LETTER AGREEMENT

                                                              ___________, 1999

To:      The _______________ Bank
         ________________________
         ________________________
         (the "Depository")

         As "Seller" under the Seller's Purchase, Warranties and Servicing Agreement, dated as of ____________ 1, 199(___) Whole Loan Series (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.06 of the Agreement, to be designated as "_______________ _______________, in trust for the Purchaser, Owner of Whole Loan Series , and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. This letter is submitted to you in duplicate. Please execute and return one original to us.

                           --------------- ---------------

                           By:____________________________
                           Name:__________________________
                           Title:_________________________

         The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number _______________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.

                           THE _______________ BANK
                           By:______________________________
                           Name:____________________________
                           Title:___________________________






                                   EXHIBIT D

                       FORM OF ASSIGNMENT AND ASSUMPTION
         ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Agreement"), dated _______ __, 1999 (the "Closing Date"), among
_____________________________, a Delaware corporation ("Assignor"), a
________________________ corporation (the "Assignee") and IMPAC Funding Corporation, a California corporation (the "Seller"). For valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as purchaser, in, to and under
(a) that certain Seller's Purchase, Warranties and Servicing Agreement, dated as of September 1, 1999 (the "Seller's Purchase, Warranties and Servicing Agreement"), by and between the Assignor, as purchaser and the Seller, as seller, a copy of which is attached hereto as Exhibit A, solely as it pertains to the Mortgage Loans (as defined below) and (b) those certain mortgage loans which were purchased by the Assignor from the Seller pursuant to the Seller's Purchase, Warranties and Servicing Agreement and which are listed on Exhibit B attached hereto (the "Mortgage Loans"). The Assignor specifically reserves and does not assign to the Assignee hereunder any or all right, title or interest in, to and under and all obligations of the Assignor with respect to any mortgage loans related thereto subject to the Seller's Purchase, Warranties and Servicing Agreement which are not the Mortgage Loans set forth on Exhibit B.

         2. Each of the Seller and the Assignor represent to the Assignor that
(a) the copy of the Seller's Purchase, Warranties and Servicing Agreement, attached hereto as Exhibit A, provided to the Assignee, is a true, complete and accurate copy of the Seller's Purchase, Warranties and Servicing Agreement, (b) the Seller's Purchase, Warranties and Servicing Agreement is in full force and effect as of the date hereof, and (c) the provisions thereof have not been waived, amended or modified in any respect, nor have any notices of termination been given thereunder. The Assignor further represents to the Assignee that as of the date hereof, the Assignor is not in default under the Seller's Purchase, Warranties and Servicing Agreement. The Seller further represents to the Assignee that as of the date hereof, it is not in default under the Seller's Purchase, Warranties and Servicing Agreement.

         3. The Assignor warrants and represents to, and covenants with, the Assignee as of the date hereof, that:



               a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Seller's Purchase, Warranties and Servicing Agreement free from any and all claims and encumbrances arising out of the Assignor's ownership thereof, and the Mortgage Loans, as well as the Seller's Purchase, Warranties and Servicing Agreement, upon the transfer thereof to the Assignee as contemplated herein, shall be free of and clear of all liens, claims and encumbrances arising out of the Assignor's ownership thereof;

               b. There are no offsets, counterclaims or other defenses available to the Seller with respect to the Seller's Purchase, Warranties and Servicing Agreement and the Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller with respect to the Mortgage Loans;

               c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Seller's Purchase, Warranties and Servicing Agreement or the Mortgage Loans. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, or defaults under, the Mortgage Loans;

               d. The Assignor has full corporate power and authority to execute, deliver and perform under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignor. This Agreement has been duly executed and delivered by the Assignor and constitutes the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

               e. The Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

               f. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby;

               g. The Assignor has paid the purchase price for the Mortgage Loans and has satisfied any conditions to closing required of it under the terms of the Seller's Purchase, Warranties and Servicing Agreement;



         4. Within sixty (60) days of the earlier of either, discovery by the Assignor or notice to the Assignor from the Assignee, of a breach of any of the foregoing representations and warranties with respect to a Mortgage Loan which materially and adversely affects the value of such Mortgage Loan or the Assignee's interests therein, the Assignor shall use its best efforts to cure such breach in all material respects and, if such breach is not cured within such sixty (60) day period, the Assignor shall, at the Assignee's option, repurchase such Mortgage Loan at a price equal to the unpaid principal balance of the Mortgage Loan as of the date of repurchase, plus accrued interest thereon to, but not including, the date of repurchase.

         In connection with any repurchase of a Mortgage Loan, the Assignee shall reassign the provisions of the Seller's Purchase, Warranties and Servicing Agreement to the Assignor with respect to such Mortgage Loan, and provide for the prompt delivery of the related custodial file to the Assignor or its designee.

         5. The Assignee warrants and represents to, and covenants with, the Assignor, as of the date hereof, that:

               a. The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans;

               b. The Assignee has full corporate power and authority to execute, deliver and perform under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Agreement has been duly executed and delivered by the Assignee and, assuming the duly authorized execution and delivery hereof by the Assignor, constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

               c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Agreement, or the consummation by it of the transactions contemplated hereby;



               d. The Assignee agrees to be bound, as purchaser, by all of the terms, covenants and conditions of the Seller's Purchase, Warranties and Servicing Agreement (solely as they pertain to the Mortgage Loans) and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of the Seller and the Assignor all of the Assignor's obligations as purchaser thereunder (solely as they pertain to the Mortgage Loans);

               e. The Assignee understands that the Mortgage Loans have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state;

               f. The purchase price being paid by the Assignee for the Mortgage Loans is in excess of $250,000 and will be paid by cash remittance of the full purchase price within sixty (60) days of the sale;

               g. The Assignee considers itself a substantial sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

               h. The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor; and

               i. Either: (1) the Assignee is not an employee benefit plan (a "Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan (also, a "Plan") within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, an investment manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

         6. (a) The Seller's address for purposes of all notices and correspondence related to the Mortgage Loans and this Agreement is:

                  Impac Funding Corporation
                  1401 Dove Street
                  Newport Beach, CA
                  Attn: [Name]

             (b) The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and this Agreement is:

                  __________________________

                  __________________________

                  __________________________
                  Attention:




         (c) The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and this Agreement is:

         7. This Agreement shall be construed in accordance with the substantive laws of the State of New York (without regard to conflicts of law principles) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

         8. Notwithstanding anything contained herein or in the Seller's Purchase, Warranties and Servicing Agreement, the Assignee agrees that no more than three (3) party may have the status of "Purchaser" under the Seller's Purchase, Warranties and Servicing Agreement with respect to the Mortgage Loans subject thereto transferred to the Assignee.

         9. The Assignor and the Seller agree that in the event the Assignor is required to repurchase any Mortgage Loan from the Assignee pursuant to Section 4 of this Agreement, such repurchase, in and of itself, will not cause the Assignor or the Assignee to be in default under the Seller's Purchase, Warranties and Servicing Agreement with respect to the number of parties permitted to have the status as "Purchaser" thereunder.

         10. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, Seller or Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor, Seller or Assignee, respectively, hereunder.

         11. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         12. This Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Seller's Purchase, Warranties and Servicing Agreement by the Assignor.

         13. Notwithstanding the assignment of the Seller's Purchase, Warranties and Servicing Agreement by either the Assignor or Assignee, this Agreement shall not be deemed assigned by the Assignor or the Assignee unless assigned by separate written instrument. Neither the Seller nor the Assignor may assign its rights or obligations under this Agreement without the prior written consent of the Assignee.

         14. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.



         15. From and after the date hereof, the Seller shall recognize the Assignee as the owner of the Mortgage Loans.

                                              [SIGNATURE PAGE FOLLOWS]




         IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

[NAME OF PURCHASER]___________________________.
Assignor                       Assignee
By: ___________________________     By: __________________________
Its: ___________________________    Its: _________________________
Taxpayer                            Taxpayer
Identification No.  13-3460798      Identification No.


IMPAC FUNDING CORPORATION
Seller
By: ___________________________
Its: ___________________________
Taxpayer
Identification No.




                                   EXHIBIT E

                             FORM OF TRIAL BALANCE






                                   EXHIBIT F

                             MORTGAGE LOAN SCHEDULE







                                   EXHIBIT G

                            UNDERWRITING GUIDELINES